                                                                    Exhibit 10.6

                  MORTGAGE, SECURITY AGREEMENT, FIXTURE FILING
                       AND ASSIGNMENT OF LEASES AND RENTS
                               (Acquisition Loan)

                      in the principal amount of $2,230,137

                                      from

                      TECHNOLOGY FLAVORS & FRAGRANCES, INC.
                                    as Lessee

                                       and
                  TOWN OF BABYLON INDUSTRIAL DEVELOPMENT AGENCY
                               as Owner or Agency

                                       to

                            WELLS FARGO CREDIT, INC.
                                   as the Bank

                           Dated as of January 1, 2002

                                   $2,230,137
                  Town of Babylon Industrial Development Agency
                Industrial Development Revenue Bonds, Series 2001
                 (Technology Flavors & Fragrances, Inc. Project)

   Affecting that real property in Suffolk County, State of New York which is also known by the street address 10 Edison Street East, Amityville, New
 York and as Block 02.00, Lot 015.001 on the Official Tax Map of Suffolk County

                               Drafted By and When
                               Recorded Return to:
                     Wolf, Block, Schorr and Solis-Cohen LLP
                                 250 Park Avenue
                            New York, New York 10177
                          Attention: Robert Stein, Esq.

================================================================================

                                TABLE OF CONTENTS
                                -----------------

                                                                                                               Page
                                                                                                               ----

1.       Payment and Performance of Mortgage Obligations..........................................................6
         ----------------------------------------------------------------------------------------------------------

2.       Title to Property........................................................................................6
         ----------------------------------------------------------------------------------------------------------

3.       Representations and Covenants of Mortgagor, Agency & Lessee..............................................7
         ----------------------------------------------------------------------------------------------------------

4.       Reimbursement Agreement..................................................................................8
         ----------------------------------------------------------------------------------------------------------

5.       Insurance................................................................................................8
         ----------------------------------------------------------------------------------------------------------

6.       Impositions.............................................................................................10
         ----------------------------------------------------------------------------------------------------------

7.       Deposits for Impositions and Insurance..................................................................11
         ----------------------------------------------------------------------------------------------------------

8.       Maintenance and Alterations.............................................................................11
         ----------------------------------------------------------------------------------------------------------

9.       Leasing.................................................................................................12
         ----------------------------------------------------------------------------------------------------------

10.      Recording, Filing and Other Fees........................................................................14
         ----------------------------------------------------------------------------------------------------------

11.      Taxes Imposed on Mortgagee..............................................................................14
         ----------------------------------------------------------------------------------------------------------

12.      Compliance with Laws....................................................................................14
         ----------------------------------------------------------------------------------------------------------

13.      Inspection and Financial Information....................................................................16
         ----------------------------------------------------------------------------------------------------------

14.      Certificate of Mortgagor................................................................................16
         ----------------------------------------------------------------------------------------------------------

15.      Condemnation............................................................................................16
         ----------------------------------------------------------------------------------------------------------

16.      Restoration.............................................................................................17
         ----------------------------------------------------------------------------------------------------------

17.      Mortgagee's Right to Perform Mortgagor's Covenants......................................................18
         ----------------------------------------------------------------------------------------------------------

18.      Due on Sale.............................................................................................18
         ----------------------------------------------------------------------------------------------------------

19.      Event of Default........................................................................................18
         ----------------------------------------------------------------------------------------------------------

20.      Appointment of Receiver.................................................................................19
         ----------------------------------------------------------------------------------------------------------

21.      Power of Sale...........................................................................................19
         ----------------------------------------------------------------------------------------------------------

22.      Foreclosure.............................................................................................20
         ----------------------------------------------------------------------------------------------------------

23.      Sale in Parcels.........................................................................................21
         ----------------------------------------------------------------------------------------------------------

24.      Notice Upon Acceleration................................................................................21
         ----------------------------------------------------------------------------------------------------------

25.      Possession of Premises..................................................................................21
         ----------------------------------------------------------------------------------------------------------

26.      Attorneys' Fees and Other Expenses of Mortgagee.........................................................21
         ----------------------------------------------------------------------------------------------------------

27.      Mortgagor's Waivers.....................................................................................22
         ----------------------------------------------------------------------------------------------------------

28.      Partial Foreclosure.....................................................................................22
         ----------------------------------------------------------------------------------------------------------

29.      No Waiver...............................................................................................22
         ----------------------------------------------------------------------------------------------------------

30.      Rights Cumulative/Non-Merger............................................................................22
         ----------------------------------------------------------------------------------------------------------

31.      Interest After Maturity.................................................................................22
         ----------------------------------------------------------------------------------------------------------

32.      No Credit for Taxes.....................................................................................23
         ----------------------------------------------------------------------------------------------------------

33.      Mortgage Obligations Not Secured by Stock...............................................................23
         ----------------------------------------------------------------------------------------------------------

34.      Liens...................................................................................................23
         ----------------------------------------------------------------------------------------------------------

35.      Change in Taxation......................................................................................24
         ----------------------------------------------------------------------------------------------------------

36.      Assignment of Leases and Rents..........................................................................24
         ----------------------------------------------------------------------------------------------------------

37.      Security Agreement......................................................................................25
         ----------------------------------------------------------------------------------------------------------

38.      No Release..............................................................................................26
         ----------------------------------------------------------------------------------------------------------

39.      Corporate Authority.....................................................................................26
         ----------------------------------------------------------------------------------------------------------

40.      Notices.................................................................................................26
         ----------------------------------------------------------------------------------------------------------

41.      Severability............................................................................................27
         ----------------------------------------------------------------------------------------------------------

42.      Interest Rate Limitation................................................................................27
         ----------------------------------------------------------------------------------------------------------

43.      Sole Discretion of Mortgagee............................................................................27
         ----------------------------------------------------------------------------------------------------------

44.      Recovery of Sums Required To Be Paid....................................................................28
         ----------------------------------------------------------------------------------------------------------

45.      Actions and Proceedings.................................................................................28
         ----------------------------------------------------------------------------------------------------------

46.      No Representation by Mortgagee..........................................................................28
         ----------------------------------------------------------------------------------------------------------

47.      Consents................................................................................................28
         ----------------------------------------------------------------------------------------------------------

48.      Indemnification Against Mortgage Obligations............................................................28
         ----------------------------------------------------------------------------------------------------------

49.      Compliance with Environmental Laws......................................................................29
         ----------------------------------------------------------------------------------------------------------

50.      No Oral Changes.........................................................................................32
         ----------------------------------------------------------------------------------------------------------

51.      Governing Law...........................................................................................32
         ----------------------------------------------------------------------------------------------------------

52.      Construction............................................................................................32
         ----------------------------------------------------------------------------------------------------------

53.      Gender..................................................................................................32
         ----------------------------------------------------------------------------------------------------------

54.      Captions................................................................................................32
         ----------------------------------------------------------------------------------------------------------

55.      After Acquired Property.................................................................................32
         ----------------------------------------------------------------------------------------------------------

56.      Recording of Mortgage, etc..............................................................................32
         ----------------------------------------------------------------------------------------------------------

57.      Further Assurances......................................................................................33
         ----------------------------------------------------------------------------------------------------------

58.      Certain Definitions.....................................................................................34
         ----------------------------------------------------------------------------------------------------------

59.      Limitation on Agency Liability..........................................................................34
         ----------------------------------------------------------------------------------------------------------

60.      Successors and Assigns..................................................................................35
         ----------------------------------------------------------------------------------------------------------

61.      Offsets, Counterclaims and Defenses.....................................................................35
         ----------------------------------------------------------------------------------------------------------

62.      Additional Taxes or Charges.............................................................................36
         ----------------------------------------------------------------------------------------------------------

63.      Conflicts with Security Agreements......................................................................36
         ----------------------------------------------------------------------------------------------------------

64.      State Law Provisions....................................................................................36
         ----------------------------------------------------------------------------------------------------------

65.      Loan Agreements.........................................................................................36
         ----------------------------------------------------------------------------------------------------------

                          MORTGAGE, SECURITY AGREEMENT,
                        FIXTURE FILING AND ASSIGNMENT OF
                                LEASES AND RENTS
                                ----------------

     This MORTGAGE, SECURITY AGREEMENT, FIXTURE FILING AND ASSIGNMENT OF LEASES AND RENTS made and entered into as of the date set forth on the cover page hereof (the "Mortgage") (capitalized terms not otherwise defined herein shall have the meanings ascribed to them in Appendix A attached hereto and made a part hereof or in the Indenture referred to herein) from TECHNOLOGY FLAVORS & FRAGRANCES, INC., a corporation duly organized and existing under the laws of the State of Delaware, having an office at 10 Edison Street East, Amityville, New York 11701 (the "Lessee"), and the TOWN OF BABYLON INDUSTRIAL DEVELOPMENT AGENCY, a corporate governmental agency constituting a body corporate and politic and a public benefit corporation of the State of New York having its office at 57 West Sunrise Highway, Lindenhurst, New York 11757 (the "Owner" or "Agency"). The Lessee, and the Agency being collectively referred to herein as the "Mortgagors" or the "Mortgagor", to WELLS FARGO CREDIT, INC., having an office at 119 West 40th Street, 16th Floor, New York, New York 10018 (the "Bank" or the "Mortgagee"):

                                   WITNESSETH:

     WHEREAS, the Agency intends to issue the Bonds in the original face amount of $2,200,000 plus an amount equal to fifty (50) days of interest on the aggregate principal amount of the Bonds pursuant to the Act, the Bond Resolution and the Indenture; and

     WHEREAS, the proceeds of the Bonds are to be used (i) to finance certain costs incurred in connection with the issuance of the Bonds and the acquisition of an approximately 58,684 square foot manufacturing facility together with all buildings, structures and improvements (the "Buildings") located, or to be located, on the real property (the "Land") more particularly described in Schedule A annexed hereto and incorporated herein and generally known as and by
----------
the street address 10 Edison Street East, Amityville, New York, and which Buildings and the Land are to be leased to the Lessee pursuant to the Lease Agreement (ii) to renovate the Premises (described below) and (iii) to provide additional Building Equipment (defined below); and

     WHEREAS, the Bonds are to be secured by, among other things, a letter of credit (the "Letter of Credit") to be issued by Wells Fargo Bank, National Association ("Wells Fargo") in favor of the Trustee for the benefit of the Holders of the Bonds (a copy of the initial form of the Letter of Credit is attached hereto as Appendix B and incorporated herein by reference); and

     WHEREAS, the Letter of Credit in the stated amount not to exceed $2,230,137 is to be issued under and pursuant to a certain Reimbursement Agreement of even date herewith (the "Reimbursement Agreement") and which Letter of Credit provides for, among other things, certain obligatory advances to be made thereunder by Wells Fargo on behalf of the Bank to the Trustee (the "Extensions of Credit"); and

     WHEREAS, pursuant to the Reimbursement Agreement, the Lessee has unconditionally obligated itself, among other things, to reimburse the Bank for all payments paid by the Bank under the Reimbursement Agreement, and for all other costs, fees and expenses of the Bank

(including reasonable attorney's fees and disbursements thereof) in connection with this transaction; and

     WHEREAS, Lessee has good, marketable and indefeasible leasehold title to the Property pursuant to the Lease (the "Leasehold Interest") and the Agency has an indefeasible estate in fee simple in the Land and the Buildings and a leasehold interest as lessor under the Lease (the "Fee Interest"); and

     WHEREAS, in order to induce the Bank to cause the Letter of Credit to be issued by Wells Fargo, the Lessee and the Agency are entering into this Mortgage in the principal amount of $2,230,137 in favor of the Mortgagee;

     NOW, THEREFORE, in consideration of the premises and of the purchase and acceptance of the Bonds by the initial owners thereof, and of the issuance of the Letter of Credit by the Bank to the Trustee, and for other good and valuable consideration, the receipt of which is hereby acknowledged, and in order to secure

          (i) the payment, performance and observance of all obligations of the Lessee in favor of the Bank under the Reimbursement Agreement; provided, however, that the maximum principal amount secured hereby shall not exceed the sum of $2,230,137, which sum is being advanced in full simultaneously with the execution and delivery of this Mortgage pursuant to the terms and conditions of the Indenture; and

          (ii) the payment of all other amounts advanced by Bank for enforcement of its remedies under the Reimbursement Agreement plus any interest owed if there is an Event of Default whether now arising or hereafter arising, direct or indirect, absolute or contingent, joint or several, due or to become due, liquidated or un-liquidated, secured or unsecured, original, renewed or extended, whether arising directly or acquired from other (all such indebtedness and obligations described in clauses
(i), (ii) and (iii) above being collectively referred to herein as the "Mortgage Obligations"), the Mortgagors do hereby grant, bargain, sell, convey, transfer, mortgage, grant a security interest in, pledge and assign to the Mortgagee, as their respective interests may appear, and their respective successors and assigns forever, the following (collectively, the "Property"):

     A. All of the respective right, title and interest of the Mortgagors or any of the Mortgagors in and to the Building and the Land (including the Leasehold Interest and the Fee Interest) together with the tenements, hereditaments, servitudes, appurtenances, estate, rights, privileges, liberties, appurtenances, licenses, royalties, mineral, oil and gas rights, water, water rights, reversion, remainders and immunities thereunto belonging or appertaining which may from time to be time be owned by the Mortgagors or any of the Mortgagors, including all the right, title and interest of the Mortgagors or any of the Mortgagors in and to all streets, ways, alleys, roads, waters, water courses, water rights, waterways, passages, sewer rights and public places adjoining the Land and all easements and rights-of-way, public or private, and strips and gores of land, now or hereafter used in connection therewith, together with all land lying in the bed of any street, road or avenue, open or proposed, in front of or adjoining the Land to the center line thereof, now or hereafter used in connection with the Land.

     B. All right, title and interest of the Mortgagors or any of the Mortgagors (but only to the extent the same does not constitute the real property) in the Buildings, together with all fixtures, equipment, machinery, apparatus, appliances, fittings, chattels and articles of personal property of every kind and nature, and all building equipment, materials and supplies of any nature whatsoever, now or hereafter attached to, or used or usable in connection with any present or future operation or occupancy of the Building and owned by the Mortgagors or any of the Mortgagors or in which the Mortgagors or any of the Mortgagors has or shall have an interest and all renewals and replacements thereof and additions and accessions thereto, including without limitation all partitions, elevators, lifts, steam and hot water boilers, heating and air conditioning equipment, lighting and power plants, engines, motors, compressors, ducts, coal, oil and gas burning apparatus, pipes, pumps, plumbing, radiators, sinks, bath tubs, water closets, refrigerators, gas and electrical fixtures, communications apparatus, stoves, ranges, shades, screens, awnings, vacuum cleaning system, and sprinkler system or other fire prevention or extinguishing apparatus and materials, all of which shall be deemed to be, remain and form a part of the Building and are covered by the lien of this Mortgage (the "Building Equipment"). The Land, the Buildings and Building Equipment being hereinafter referred to as the "Premises."

     C. All right, title and interest of the Mortgagors in and to insurance proceeds, awards, payments and other compensation payments, including interest thereon, and the right to receive and apply the same (including the right to receive and apply the proceeds of any judgments or settlements made in lieu of any such insurance, for damages to the Buildings), which are heretofore or hereafter made with respect to the Buildings as a result of or in lieu of any taking by eminent domain (including any transfer made in lieu of the exercise of said right), the alteration of the grade of any street, or any other damage or injury to or decreased in the value of the Buildings or the occurrence of any Loss Event (as defined in Section 5.1 of the Lease Agreement).

     D. All right, title and interest of the Lessee in and to (a) any and all present and future leases or space in any building(s) on or to be erected upon the Land; (b) any and all present and future subleases of space in any building(s) on or to be erected upon the Land; (c) all rents, issues and profits payable under any such leases and subleases; (d) any contracts for the sale of all or any portion of the Land or any building(s) or portions thereof on or to be erected upon the Land ("sale contracts") and any down payments or other proceeds thereof; and (e) all architectural, engineering, construction (general or otherwise) and related contract of any kind pertaining the design, construction and/or equipping of the Buildings. Nothing in this paragraph is intended to constitute the consent of the Mortgagee to any such leases, subleases or sale contracts (other than the Lease Agreement, which is hereby consented to). Provided, further, however, that until the occurrence of an Event of Default, the Mortgagee hereby waives the right to enter upon and to take possession of the Buildings or the Land for the purpose of collecting said rents, issues and profits, and the Lessee shall be entitled to collect and receive said rents, issues and profits until the occurrence of an Event of Default.

     E. All right, title and interest of the Agency in and to (a) any and all present and future leases of space in any building(s) on or to be erected upon the Land; (b) any and all present and future subleases of space in any building(s) on or to be erected upon the Land; (c) all rents, issues, and profits payable under any such leases and subleases (other than the Lease Agreement); and (d) any contracts for the sale of all or any portion of the Land or any building(s) or portions thereof on or to be erected upon the Land ("sale contracts") and any down payments or other proceeds thereof. Nothing in this paragraph is intended to constitute the consent of the Mortgagee to any such leases, subleases or sale contracts (other than the Lease Agreement, which is hereby consented to).

     F. All right, title and interest of the Mortgagors in all proceeds of, and any unearned premiums on any insurance policies concerning the Buildings, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments or settlements made in lieu thereof, for damages to the Buildings, subject, however, to the terms of the Indenture and the Lease Agreement.

     G. Any and all air rights, development rights, zoning rights or other similar rights or interests which benefit or are appurtenant to the Buildings and any proceeds arising there from.

     H. All right, title and interest of the Mortgagors in and to any and all construction contracts, operating contracts, concessionaire agreements, franchise agreements, licenses, permits, management agreements, service contracts, supply and maintenance contracts, equipment leases, warranties, guaranties and all other agreements affecting the construction and/or the operation of the Buildings, together with all of the rights, reversions and/or equities nor or hereafter appurtenant thereto.

     I. All appurtenances in respect of or otherwise relating to the Lease Agreement, including, but not limited to, renewal options and expansion rights, and all the estate and rights of the Mortgagors of, in and to (i) all modifications, extensions and renewals of the Lease Agreement and all rights to renew or extend the respective terms thereof, (ii) all credits to and deposits of the Lessee under the Lease Agreement, (iii) all other options, privileges and rights granted and demised to the Agency and the Lessee under the Lease Agreement, (iv) all the right or privilege of the Mortgagors to terminate, cancel, abridge, surrender, merge, modify or amend the Lease Agreement and (v) any and all possessory rights of the Mortgagors and other rights and/or privileges, possession, including without limitation, the Mortgagors' respective rights to elect to remain in possession of the Land and the leasehold estates created by the Lease Agreement pursuant to Section 365(h)(1) of the federal bankruptcy code (as amended from time to time and including any successor legislation thereto, the "Code").

     J. All of the Mortgagors' respective claims and rights to damages and any other remedies in connection with or arising from the rejection of the Lease Agreement by the Lessee or any trustee, custodian or receive pursuant to the Code in the event that there shall be filed by or against the Lessee any petition, action or proceedings under the Code or under any other similar federal or state law now or hereafter in effect (collectively, the "Lessee's Bankruptcy").

     K. Any and all future estate, right, title, interest, property, claim and demand whatsoever of the Mortgagors in and to the above; excluding, however, with respect to all of the foregoing, the Agency's Reserved Rights.

     L. Any and all other property of every kind and nature from time to time which was heretofore or hereafter is by delivery or by writing of any kind conveyed, mortgaged, pledged, assigned or transferred, as and for additional security hereunder, by any or all of the Mortgagors or by any other Person with or without the consent of the Agency, to the Mortgagee, which is hereby authorized to receive any and all such property at any time and at all times to hold and apply the same subject to the terms hereof.

     TO HAVE AND TO HOLD all the same with all privileges and appurtenances hereby conveyed and assigned or agreed or intended so to be, to the Mortgagee and its respective successors and their assigns forever;

     THIS MORTGAGE secures the payment, performance and observance of the Mortgage Obligations and shall continue in full force and effect until (i) the Mortgage Obligations shall be paid and satisfied in full or otherwise provided for in accordance with their respective terms and (ii) the Letter of Credit shall have terminated and related obligations paid.

     AND MORTGAGOR COVENANTS, REPRESENTS AND WARRANTS TO AND WITH MORTGAGEE AS
FOLLOWS:

     1.   Payment and Performance of Mortgage Obligations. Lessee shall pay and
          -----------------------------------------------
perform the Mortgage Obligations when due in accordance with the provisions of the Security Documents.

     2.   Title to Property. Lessee represents and warrants that: (a) Agency has
          -----------------
an indefeasible estate in fee simple in the Land and Buildings, (b) Agency has the good and unrestricted right, full power and lawful authority to mortgage the Property in accordance with the terms hereof, (c) Lessee has obtained any and all consents and approvals necessary or required for the making of this Mortgage, and the making of this Mortgage will not violate any contract or agreement to which Mortgagor is a party or by which the Property is bound, and
(d) the Property is free of all liens, encumbrances, adverse claims and other defects of title whatsoever except those items (the "Permitted Encumbrances")
                                                     ----------------------
set forth in the title insurance policy on the date hereof issued by Madison Park Title Agency, LLC pursuant to Commitment Number MP-10318-5 is listed on Schedule B annexed hereto and made a part hereof. Lessee does hereby and shall
----------
forever warrant and defend its title to and interest in the Property and the validity and priority of the lien of this Mortgage, to Mortgagee, its successors and assigns, against all claims and demands whatsoever of any Person (hereinafter defined) except for the Permitted Encumbrances. There are no defenses or offsets to this Mortgage or to any of the Mortgage Obligations.

     3.   Representations and Covenants of Mortgagor, Agency & Lessee.
          -----------------------------------------------------------

          (a) Lessee represents and warrants to Mortgagee that: (i) Mortgagor has not received written notice from any governmental agency and to the best of Lessee's knowledge Mortgagor has no knowledge that the Buildings currently erected on the Land and the use thereof are not in full compliance with all applicable zoning and building codes, ordinances and regulations, (ii) Lessee has obtained all permits, approvals and certificates, the lack of which would have a material adverse effect on the operation of (A) the Premises, (B) Lessee's business operations at the Premises or (C) the business operations of any tenant, licensee or other occupant of the Premises, and such permits, approvals and certificates are in full force and effect, (iii) any building hereafter constructed on the Land shall be in compliance with all applicable zoning and building codes, ordinances and regulations and shall lie wholly within the boundaries of the Land, (iv) the Buildings shall at all times be independent and self-contained operating units and shall not be dependent upon any buildings, improvement or land not encumbered by this Mortgage, and (v) the Land shall at all times consist of one or more tax lots which do not include any property not encumbered by this Mortgage.

          (b) Lessee represents and warrants that it is a corporation duly organized and in good standing in the State of Delaware, is qualified to do business and is in good standing in the State of New York, has full corporate power and authority to enter into and perform this Mortgage and to own the Property, has duly authorized the execution and delivery of this Mortgage by proper company action and neither this Mortgage, the authorization, execution, delivery and performance hereof, the performance of the agreements herein contained nor the consummation of the transactions herein contemplated will violate any provision of law, any order of any court or agency of government or any agreement, indenture or other instrument to which the Lessee is a party or by which it or any of its property is subject to or bound, or be in conflict with or result in a breach or constitute (with due notice and/or lapse of time) a default under any indenture, agreement or other instrument or any provision of its articles of organization, operating agreement or any other requirement of law. The Lessees further represents and warrants that this Mortgage constitutes the legal, valid and binding obligation of the Lessee enforceable against the Lessee in accordance with its terms.

          (c) The Agency covenants that it will faithfully perform at all times any and all covenants, undertakings, stipulations and provisions contained in this Mortgage and required of the Agency, in any and every Bond executed, authenticated and delivered under the Indenture and in all proceedings pertaining thereof. The Agency covenants that it is duly authorized under the Constitution and laws of New York, including particularly and without limitation the Act, to issue the Bonds secured hereby and to execute this Mortgage and the indenture, to lease the Premises to the Lessees pursuant to the Lease Agreement, to mortgage and grant a security interest in the Property, and to assign the agreements and to pledge the revenues hereby assigned and pledged in the manner and to the extent herein set forth; that all action on its part for the issuance of the Bonds and the execution and delivery of this Mortgage has been duly and effectively taken; and that the Bonds in the hands of the Holders thereof are and will be the valid and enforceable special obligations of the Agency according to the import thereof.

     4.   Reimbursement Agreement. This Mortgage secures all sums due to the
          -----------------------
Mortgagee under the Reimbursement Agreement and under any of the other Security Documents.

     5.   Insurance.
          ----------

          (a) Lessee shall provide at its sole cost and expense, and keep in force for the benefit of Mortgagee, with respect to the Premises: (i) insurance against loss or damage by fire, other hazards covered by so-called "all risk" and "extended coverage," and such other casualties and hazards as Mortgagee shall reasonably require from time to time; (ii) flood (to the extent the Premises are located within a 100-year flood plain) and earthquake insurance;
(iii) business interruption insurance; (iv) commercial general liability insurance against claims for bodily injury, death or property damage; (v) workers' compensation insurance; (vi) rent insurance naming Mortgagee as loss/payee covering two years of Rent under the Lease; and (vii) such other insurance on the Property or any part thereof or any replacement or substitutions therefor, as the Mortgagee may reasonably require. The policies of insurance required by this Paragraph 5(a) shall be with companies licensed to do business in the State of New York having a rating by A.M. Best of not less than A-XV, in forms and amounts, and for such periods as the Mortgagee shall reasonably approve from time to time, and shall insure the respective interests of the Mortgagor and the Mortgagee, losses thereunder shall be payable to Mortgagee pursuant to a standard noncontributing mortgagee endorsement reasonably satisfactory to Mortgagee. The original or duplicate original policies (or if the same shall be unattainable, memoranda and binders of insurance of the issuer of such policies) and (at least 30 days prior to their respective expiration dates) renewals thereof marked "premium paid", shall be delivered to and held by Mortgagee, and on demand of Mortgagee, Lessee shall assign to Mortgagee said policies of insurance as additional security for the payment of the Mortgage Obligations. Any insurance required by this Mortgage may be part of a blanket policy maintained by Lessee, provided that such blanket policy provides for an allocation of the coverage amount thereunder to the Buildings and the Building Equipment in amounts required by the provisions of this Paragraph, that any such blanket policy otherwise complies with the provisions of this Paragraph, and that the protection afforded thereunder shall not be less than that which would have been afforded under a separate policy with respect to the same insured risks. If Lessee fails to insure the Buildings or the Building Equipment, or both, or to deliver or assign the policies, as required by the provisions of this Paragraph, Mortgagee may, at its option, upon two (2) days prior written notice to Lessee effect such insurance and pay the premiums therefor and the amounts paid by Mortgagee, with interest from the time of payment by Mortgagee, at the Applicable Rate (hereinafter defined), shall, on demand, be immediately due from Mortgagor to Mortgagee and shall be added to and included in the Mortgage Obligations and shall be secured by this Mortgage.

          (b) All insurance policies required in accordance with this Mortgage shall: (i) include effective waivers by the insurer of all rights of subrogation against Mortgagor, Mortgagee, any lessee or other occupant of all or any part of the Property, and any other Person which controls, is controlled by or is under common control with any of the foregoing; (ii) provide that the full amount of the proceeds of such insurance (other than the proceeds from the insurance required under Paragraphs 5(a) (vi), (vii) and (viii)) be payable
               --------------------------------------
notwithstanding: (A) any act, failure to act or negligence of or violation of warranties, declarations or conditions contained in such policy by any named insured; (B) the occupation or use of the Buildings or the Premises for purposes more hazardous than permitted by the terms thereof; (C) any foreclosure or other action or proceeding taken by Mortgagee pursuant to any provisions of this Mortgage; or (D) any change in title to or ownership of the Property; (iii) provide that no cancellation, reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the Mortgagee of written notice thereof;
(iv) include "replacement cost endorsements"; and (v) be reasonably satisfactory to the Mortgagee in all other respects. Mortgagor shall not permit any condition to exist with respect to the Property which would wholly or partially invalidate any of the insurance thereon.

          (c) If the Premises shall be damaged or destroyed, in whole or in part, by fire or other casualty, Lessee shall give prompt notice thereof to Mortgagee. In the event that any portion of the Premises is damaged or destroyed and such damage or destruction is covered in whole or in part by insurance referred to in Paragraph 5(a), then Mortgagee shall have the right but not the
               --------------
obligation to adjust and compromise any claims under such casualty insurance relating to the Premises, collect and receive the proceeds thereof and execute and deliver all proofs of loss, receipts, vouchers and releases in connection with such claims. Mortgagor shall not adjust or compromise any claims under such casualty insurance as it relates to the Property, without the prior written consent of Mortgagee.

          (d)  Mortgagee may deduct from the proceeds (the "Proceeds") of the
                                                            --------
insurance required to be obtained by Lessee pursuant to Paragraph 5(a), any
                                                        --------------
expenses, including, without limitation, reasonable attorneys' fees and disbursements (to the extent permitted by law), incurred by it in connection with obtaining such proceeds (the "Proceeds Expenses"), and, notwithstanding
                                   -----------------
anything to the contrary contained in the real property laws of the State of New York, subject to Lessee's rights under Article V of the Lease, Mortgagee may either retain and apply the Net Proceeds (as hereinafter defined) toward payment of the Mortgage Obligations (in such order of priority as Mortgagee shall elect) whether or not then due and payable or release the Net Proceeds to Lessee in whole or in part upon conditions satisfactory to Mortgagee. The application of the Net Proceeds toward payment of the Mortgage Obligations shall not be deemed a waiver by Mortgagee of its right to receive payment of the balance of the Mortgage Obligations in accordance with the provisions of this Mortgage and, this Mortgage shall be reduced only by the amount of the Net Proceeds received and actually applied by Mortgagee in reduction of the Mortgage Obligations. The Proceeds less the Proceeds Expenses shall be referred to herein as the "Net
                                                                        ---
Proceeds".
--------

          (e) Lessee shall not obtain or permit to be obtained separate insurance concurrent in form or contributing in the event of loss with the insurance Lessee is required to maintain under the provisions of Paragraph 5(a)
                                                                 --------------
unless such insurance is in accordance with all of the provisions of Paragraph
                                                                     ---------
5(a) and unless Lessee gives Mortgagee notice of such separate insurance at
----
least thirty (30) days prior to the effective date of the policy or policies. Lessee shall, upon each and every request of Mortgagee, but not more often than once in any twelve (12) month period, furnish Mortgagee with an appraisal of the replacement value and the insurable value of the Buildings and Building Equipment by an appraiser satisfactory to Mortgagee.

          (f) In the event of a foreclosure of this Mortgage or other action or proceeding taken by Mortgagee pursuant to this Mortgage, the purchaser of the Premises shall succeed to all of the rights of Mortgagor, including any right to unearned premiums, in and to all policies of insurance which Lessee is required to maintain under Paragraph 5(a) and to all proceeds of such insurance.
                  --------------

          (g) If the Land is located in an area which has been identified by the Secretary of Housing and Urban Development as a flood hazard area and in which flood insurance has been made available under the National Flood Insurance Act of 1968, Lessee will keep the Buildings and Building Equipment covered by flood insurance up to the maximum limit of coverage available under said Act but not in excess of the amount of the Mortgage Obligations.

          (h) To the extent insurance is carried under Article IV of the Lease and applied in accordance with Article V of the Lease, the same shall be deemed to satisfy the provisions of this Mortgage.

     6.   Impositions.
          ------------

          (a) Lessee shall pay, not later than the date due, all real estate taxes, any payments in lieu of real estate taxes pursuant to Section 4.3 of the Lease (the "PILOT Payments"), personal property taxes (if any), assessments, water rates and sewer rents, license fees, all charges which may be imposed for the use of vaults, chutes, areas and other space beyond the lot line and abutting the public sidewalks in front of or adjoining the Land, and any other amounts which could be or become a lien upon or against the Property or any part thereof (collectively, the "Impositions"). During the continuance of any Event
                            -----------
of Default (as such term is defined in Paragraph 19), upon demand by Mortgagee,
                                       ------------
Lessee will pay the whole of any assessment (an "Assessment") for local
                                                 ----------
improvements which may be payable in installments, notwithstanding that such installments may not be due and payable at the time of such demand. Lessee shall deliver to Mortgagee, within thirty (30) days after the due date of each payment of any Imposition or Assessment, receipts evidencing such payment or other proof of payment satisfactory to Mortgagee.

          (b)  Notwithstanding the provisions of Paragraph 6(a), Lessee shall
                                                 --------------
have the right, provided no Event of Default shall exist hereunder, to contest in good faith by appropriate legal proceedings, after notice to, but without cost or expense to, Mortgagee, the amount or validity of any of the Impositions and to postpone the payment of same, provided that: (i) such contest shall operate to prevent the collection thereof or other realization thereon, the sale of the lien thereof, and the sale or forfeiture of the Property or any part thereof; (ii) such contest shall be promptly and diligently prosecuted by and at the expense of Mortgagor; (iii) Mortgagee shall not thereby suffer any civil, or be subjected to any criminal, penalties or sanctions; (iv) Lessee shall promptly, and in any event on demand, pay such contested Imposition if at any time all or any part of the Property shall be in danger of being foreclosed, sold, forfeited, or otherwise lost or if such contest shall be discontinued; (v) Lessee shall properly protect and hold harmless Mortgagee against any liability and claims arising out of the postponement of the payment of such Imposition; and (vi) Lessee shall deposit with Mortgagee, prior to commencing any such proceedings, security, reasonably satisfactory to Mortgagee, in an amount (the "Imposition Security Amount") not less than one hundred twenty-five (125%)
 --------------------------
percent of the amount of the

Impositions to be contested and of any additional charges to be incurred as a result of such contest, provided, however, Mortgagee shall not unreasonably withhold its consent to a request made by Lessee to waive the foregoing deposit requirement in the event Mortgagor's most recent balance sheet shall reflect a reserve in an amount not less than the Imposition Security Amount.

     7.   Deposits for Impositions and Insurance. After the occurrence of one or
          --------------------------------------
more Events of Default, then upon notice from Mortgagee, Lessee shall deposit with Mortgagee or its designee on the first day of each month an amount equal to 1/12th of the aggregate annual payments for: (a) the Impositions as reasonably estimated by Mortgagee, and (b) the insurance premiums on the policies of insurance required to be obtained and kept in force by Lessee under this Mortgage. In addition, upon notice from Mortgagee, Lessee shall deposit with Mortgagee or its designee such sum of money which, together with such monthly installments, shall be sufficient to pay all the Impositions and insurance premiums at least thirty (30) days prior to the due date thereof. If the amounts of any Impositions are not ascertainable at the time any deposit is required to be made, then the deposit shall be made on the basis of one hundred ten (110%) percent of the amounts of the Impositions for the prior tax year and, upon the amounts of the Impositions being fixed for the then current year, Lessee shall, upon notice from Mortgagee, deposit any deficiency with Mortgagee. If the amounts of any insurance premiums are not ascertainable at the time any deposit is required to be made, the deposit shall be made on the basis of one hundred ten (110%) percent of the amount of the insurance premiums for the prior year of the policy or policies, and upon the amount of the insurance premiums being fixed for the then current year of the policy or policies, Lessee shall, upon notice from Mortgagee, deposit any deficiency with Mortgagee. If, on a date thirty (30) days prior to the due date, there shall be insufficient funds on deposit with Mortgagee for the payment of any of the Impositions or the insurance premiums, Lessee shall, upon demand of Mortgagee, forthwith deposit the amount of such deficiency with Mortgagee. The funds deposited with Mortgagee shall be held by it without interest, and, unless prohibited by law, may be commingled with other funds of Mortgagee, and provided that there shall be no Event of Default under this Mortgage, or under any instrument collateral to this Mortgage, such funds shall be applied in payment of the Impositions and insurance premiums when due to the extent that Lessee shall have deposited funds with Mortgagee for such purpose. In the event of any Event of Default by Mortgagor under this Mortgage, or any default by Mortgagor under any of the other Security Documents or any instrument collateral thereto, the funds deposited with Mortgagee may, at the option of Mortgagee, be retained and applied toward the payment of any or all of the Mortgage Obligations, in such order of priority as Mortgagee shall determine, but no such application shall be deemed to have been made by operation of law or otherwise until actually made by Mortgagee. Lessee shall furnish Mortgagee with a bill for each of the Impositions and insurance premiums and/or such other documents necessary for its payment, if available, at least thirty (30) days prior to the date it first becomes due. Upon an assignment of this Mortgage, Mortgagee shall have the right to pay over or cause its designee to pay over the balance of such deposits in its possession to the assignee, and upon the making of such payment Mortgagee shall be completely released from all liability with respect to such deposits and Lessee shall look solely to the assignee with respect thereto. The provisions of the preceding sentence shall apply to each and every assignment or transfer of such deposits to a new assignee.

     8.   Maintenance and Alterations. Lessee shall put, keep and maintain the
          ---------------------------
Premises and the sidewalks, curbs and alleys adjoining or abutting the same in good and lawful order, condition and repair, and Lessee shall make or cause to be made, as and when the same shall become necessary, all structural and nonstructural repairs to the Premises, whether exterior or interior, ordinary or extraordinary, foreseen or unforeseen. Mortgagor shall not commit or suffer any waste of the Premises and shall not demolish, materially alter, or remove or permit the demolition, material alteration, or removal of the Buildings or the Building Equipment, or any part thereof without the prior written consent of Mortgagee. Subject to the provisions of Paragraph 6(b), waste shall include but not be limited to the
              --------------
failure of Lessee to pay any taxes or assessments heretofore or hereafter assessed against the Premises, or any insurance premiums with respect to policies covering the Premises or any part thereof. The Mortgagor consents to the appointment of a receiver under said statute should the Mortgagee consent to such relief. Mortgagor shall not construct additions to all or part of the Buildings or the Building Equipment or construct any new or additional buildings on the Land without the prior written consent of Mortgagee, which consent may be withheld at Mortgagee's reasonable discretion.

     9.   Leasing.
          --------

          (a)  Agency's obligations under the Lease. Except for the lease set
               ------------------------------------
forth on Schedule C annexed hereto and made a part hereof (the "Lease"), Agency
         ----------
represents that there are no leases to which it is a party now in effect with respect to the Premises. Agency shall not enter into any new lease of all or any part of the Premises or amend, renew, extend, abridge, cancel, terminate (or commence any summary proceeding or other action in pursuance thereof), or otherwise modify the Lease, or accept rent for a period of more than one month in advance, without in each instance obtaining Mortgagee's prior written consent thereto (which consent shall not be unreasonably withheld or delayed). No lease covering all or any part of the Property shall be valid or effective without the prior written approval of the Mortgagee which approval shall not be unreasonably withheld or delayed. The Mortgagee shall have all of the rights against lessees of the Property as set forth in Section 291-f of the Real Property Law of New York and reference is hereby made to the provisions therein and the same are incorporated by reference herein. Mortgagor shall, from time to time, if requested by Mortgagee, provide written notice to all applicable tenants, subtenants or occupants of the Premises accompanied by the provisions hereof. Agency shall fully and promptly perform all of the obligations to be performed by the lessor under the Lease. Agency shall enforce the payment of rent and shall enforce the performance and observance of each and every other material obligation to be performed or observed by Lessee under the Lease. Agency shall give prompt notice to Mortgagee of: (a) any notice received by Agency of any default by the lessor under the Lease, (b) the commencement of any action or proceeding by the tenant under the Lease the purpose of which shall be the cancellation of the Lease, the modification of the term thereof or a diminution or abatement of the rent payable thereunder, (c) any notice of default given by Agency to Lessee under he Lease, or (d) the interposition by Lessee under the Lease of any defense or counterclaim in any action or proceeding brought by Agency against Lessee; and Agency will cause a copy of any process, pleading or notice received or served by Agency in reference to any such action, defense or claim to be promptly delivered to Mortgagee. Other than any PILOT Payments made pursuant to Section 4.3 of the Lease, Agency shall hold in trust all security deposits and advance rent given on account of the Lease, and deposit such security in a bank or trust account approved by Mortgagee and shall not mingle such funds with other funds. Agency shall repay or apply such funds only in accordance with the provisions of the Lease.

                (b) Lessee's obligations under the Lease. Lessee shall pay or
                    ------------------------------------
cause to be paid when due and payable pursuant to the provisions of the Lease all rent, supplemental rent, additional rent and other payments required to be paid by the tenant under the Lease. Lessee covenants that it shall diligently perform and observe, not later than the times specified in the Lease or herein (whichever instrument shall provide for the earlier performance or observance), all of the terms, covenants and conditions of the Lease required to be performed and observed by the tenant thereunder so that Lessee's rights as tenant under the Lease shall remain unimpaired. If Lessee shall fail so to do, after all applicable cure periods have expired, Mortgagee may (but shall not be obligated to) take any action Mortgagee deems reasonably necessary or reasonably desirable to prevent or to cure any default or breach of condition by Lessee in the performance of or compliance with any of Lessee's covenants or obligations under the Lease. All reasonable costs and expenses incurred by Mortgagee shall be treated as an advance under this Mortgage, shall bear interest at the Applicable Rate from the date of payment by Mortgagee until paid in full by Lessee to Mortgagee within five (5) business days after written demand. Upon receipt by Mortgagee from Agency of any written notice of default or breach of condition by Lessee, Mortgagee may rely thereon and take any action to cure such default even though the existence of such default or the nature thereof may be questioned or denied by Lessee. Lessee hereby expressly grants to Mortgagee and agrees that Mortgagee shall have the absolute and immediate right to enter in and upon the Leasehold Interest or any part thereof to such extent and as often as Mortgagee, in its sole discretion, deems reasonably necessary or desirable in order to prevent or to cure any default in the covenants of Lessee under this Mortgage. Lessee shall promptly notify Mortgagee in writing of any default by Agency or Lessee in the performance or observance of any of the terms, covenants or conditions to be performed or observed by either such party under the Lease, and shall promptly after payment exhibit unto Mortgagee all receipts for all payments required under the Lease. Lessee shall not materially modify, amend, release, cancel, surrender or terminate the Lease without the prior written consent of Mortgagee and no such modification, amendment, release, cancellation, surrender or termination shall be of any force or effect whatsoever unless Mortgagee shall have given its prior written consent thereto (which consent shall not be unreasonably withheld or delayed). No release or forbearance of any of Lessee's obligations under the Lease, pursuant to the terms of the Lease or otherwise, shall release Lessee from any of its obligations under this Mortgage, including Lessee's obligations with respect to the payment of rents as provided for in the Lease and the performance of all of the terms, provisions, covenants, conditions and agreements contained in the Lease to be kept, performed and complied with by the tenant therein.

                (c) Subordination. The Lease and all estates, rights, options,
                    -------------
liens and charges therein contained or created thereunder is and shall be subject and subordinate to the lien and effect of this Mortgage insofar as it affects the Property and to all renewals, modifications, consolidations, replacements and extensions hereof, and to all advances made or to be made thereunder, with the same force and effect as if the Mortgage had been executed, delivered, and duly recorded among the Public Records (defined below) prior to the execution and delivery of the Lease.

                (d) No Merger. Lessee and Agency hereby covenant and agree that
                    ---------
there shall be no merger of the Leasehold Interest with the Fee Interest, by reason of the fact that the Leasehold Interest or any part thereof may be held by or for the account of any person or persons who shall be the owner or owners of such Fee Interest (including, but not limited to, the exercise of any remedies hereunder upon an Event of Default), unless and until all persons at the time holding the Fee Interest, including Mortgagee, and all persons at the time holding the Leasehold Interest, including Mortgagee, shall join in a written instrument effecting such merger and shall duly record such instrument in the public record (i.e. if at any time Mortgagee shall acquire all or any part of the Fee Interest after foreclosing on the Leasehold Interest, such acquisition shall not cause a merger with Mortgagee's interest as holder of this Mortgage; provided, however, that Mortgagee may at any time, by suitable instrument duly executed by Mortgagee and filed of public record, elect to effect a merger of such interests in the Leasehold Interest).

         (e) Notice of Event of Default to Mortgagee. Lessee and Agency hereby
             ---------------------------------------
agree to give Mortgagee notice simultaneously with any notice given to a defaulting party to correct any default of the defaulting party as hereinabove provided, and agrees that Mortgagee shall have the right, within the same period of time accorded the defaulting party under this Lease after receipt of said notice, to correct or remedy such default before the non-defaulting party may take any action under this Lease by reason of such default.

         (f) Successor Landlord. If Mortgagee succeeds to the interest of Agency
             ------------------
under the Lease and/or title to the Premises and/or the Property upon the foreclosure of the Mortgage or by other sale pursuant to this Mortgage or acquisition of title in lieu thereof or otherwise, Lessee hereby agrees to be bound to Mortgagee under all of the terms, covenants and conditions of the Lease and Lessee agrees to attorn to Mortgagee (including, but not limited to, at Mortgagee's sole discretion, executing a new lease agreement upon the same terms, covenants and conditions contained under the Lease) and Mortgagee shall have all the same remedies against Lessee for the breach of an agreement contained in the Lease as Agency had before Mortgagee succeeded to the interest of Agency. Notwithstanding the provisions of this subparagraph (f) to the contrary, all PILOT Payments shall continue to be paid to the Agency pursuant to the terms of the Lease.

     10. Recording, Filing and Other Fees. Lessee shall pay all recording and
         --------------------------------
filing fees, all recording taxes, and all other costs and expenses now or hereafter due in connection with the preparation, execution and recordation and other manner of perfection of this Mortgage, and any other Security Documents, and shall reimburse Mortgagee on demand for all costs and expenses of any kind incurred by Mortgagee in connection therewith (including, without limitation, reasonable attorneys' fees and disbursements, to the extent permitted by law). Mortgagor will, at any time on request of Mortgagee, execute or cause to be executed financing statements, continuation statements, security agreements, or the like, in respect of any Building Equipment, and Mortgagor hereby irrevocably appoints Mortgagee as its attorney-in-fact coupled with an interest for such purposes. Lessee shall pay all filing fees, including fees for filing continuation statements, in connection with such financing statements.

     11. Taxes Imposed on Mortgagee. Lessee shall pay any taxes (except any
         --------------------------
income, inheritance and franchise taxes) imposed on Mortgagee by reason of its ownership of this Mortgage, the Reimbursement Agreement or any of the other Security Documents.

     12. Compliance with Laws.
         --------------------

         (a) Lessee shall promptly comply with, or cause to be complied with, all present and future laws, statutes, ordinances, rules, regulations and other requirements of all governmental authorities, the provisions of the Permitted Encumbrances and any other document of record affecting the Premises and the recommendations and requirements of any insurance companies and underwriters relating to all or any part of the Premises and the sidewalks, curbs and alleys adjoining the Land, and the condition, repair, maintenance, use and occupation thereof. Lessee shall obtain and keep in full force and effect all franchises, permits, licenses and other certificates required in connection with the use, occupation, and operation of the Premises by Lessee or any other occupant and the activities conducted thereon or therein. Mortgagor shall not use or permit the use of the Premises in any manner which would tend to impair the value of the Premises or increase the risk of fire or other casualty. Mortgagor shall advise Mortgagee promptly in writing of all written complaints, charges and notices made by any governmental authority affecting the Property or affecting Mortgagor or its business which may impair the security of Mortgagee.

              (b) Notwithstanding the provisions of this Paragraph 12, Lessee
                                                         ------------
shall have the right, in good faith, to contest by appropriate legal proceedings, without cost or expense to Mortgagee, the validity of any notes or notices of violations of law or municipal ordinances, orders or requirements noted in or issued by any governmental department having authority as to lands, housing, buildings, fire, health and labor conditions affecting the Premises (collectively, "Violations") and to postpone the payment of same, provided that:
                ----------
(i) such contest shall operate to prevent the correction of such contested Violation and the sale or forfeiture of the Property or any part thereof; (ii) such contest shall be promptly and diligently prosecuted by and at the expense of Lessee; (iii) Mortgagee shall not thereby suffer any civil, or be subjected to any criminal, penalties or sanctions; (iv) Lessee shall promptly, and in any event on demand, correct such contested Violation if at any time all or any part of the Premises shall be in danger of being foreclosed, sold, forfeited, or otherwise lost or if such contest shall be discontinued; (v) Lessee shall properly protect and save harmless Mortgagee against any liability and claims arising out of the postponement of the correction of such contested Violation; and (vi) Lessee shall deposit with Mortgagee, prior to commencing any such contest, security reasonably satisfactory to Mortgagee in an amount (the "Violation Security Amount") not less than one hundred twenty-five (125%) percent of the cost of correction of such contested Violation and shall indemnify Mortgagee against any and all liability, loss and damage which Mortgagee may sustain by reason of Lessee's failure or delay in correcting such contested Violation, provided, however, Mortgagee shall not unreasonably withhold its consent to a request made by Lessee to waive the foregoing deposit requirement in the event Lessee's most recent balance sheet shall reflect a reserve in an amount not less than the Violation Security Amount.

              (c) Without the prior written consent of Mortgagee not to be unreasonably withheld or delayed, Lessee shall not seek, make, suffer, consent to or acquiesce in any change in the zoning or conditions of use of the Premises. Lessee shall comply with and make all payments required under the provisions of any covenants, conditions or restrictions affecting the Premises. Lessee shall operate the Property as it is currently operated and uses ancillary thereto for so long as the Mortgage Obligations are outstanding. If under applicable zoning provisions, the use of all or any part of the Premises is or becomes a nonconforming use, Lessee shall not cause or permit such use to be discontinued or abandoned without the prior written consent of Mortgagee. Further, without Mortgagee's prior written consent, Lessee shall not file or subject any part of the Premises or the Buildings to any declaration of condominium or cooperative or convert any part of the Premises or the Buildings to a condominium, cooperative or other form of multiple ownership and governance.

     13. Inspection and Financial Information. Mortgagee and its authorized
         ------------------------------------
agents and employees shall have the right, at Mortgagee's option, to enter the Premises at all reasonable times and upon reasonable notice for the purpose of inspecting the same. Lessee will furnish to Mortgagee, within thirty (30) days after request therefor, a detailed statement in writing, covering the period of time specified in such request, showing all income derived from the operation of the Property, and all disbursements made in connection therewith, and containing a list of the names of all tenants and occupants of the Property, the portion or portions of the Property occupied by each such tenant and occupant, the rent and other charges payable under the terms of their leases or other agreements and the period covered by such leases or other agreements. Lessee will keep books of record and account in accordance with generally accepted accounting principles, in which full, true and correct entries shall be made of all dealings and transactions relative to Lessee and the Property. Said books of record and account shall be maintained and made available to Mortgagee, at an office of Lessee, and shall be open to the inspection of Mortgagee and its accountants and its other duly authorized representatives at regular business hours. Lessee further covenants that it will, within a reasonable time after any request by Mortgagee, furnish or cause to be furnished to Mortgagee such other information with respect to Lessee or the Property as Mortgagee may from time to time reasonably request.

     14. Certificate of Mortgagor. Lessee, at Lessee's expense and from time to
         ------------------------
time, upon request of Mortgagee, shall certify to Mortgagee or to any proposed assignee of or participant in this Mortgage, by an instrument in form reasonably satisfactory to Mortgagee, duly acknowledged, the amount of principal and interest then owing on the Mortgage Obligations, the amount of any other Mortgage Obligations for which notice or demand has been given or made, the date to which any interest thereon has been paid and whether to the best of Lessee's knowledge, after making a diligent inquiry regarding such matters, any offsets or defenses exist against payment or performance of any Mortgage Obligation, within ten (10) days if the request is made personally, or within twenty (20) days if the request is made by mail. Mortgagee and any actual or proposed assignee of or participant in this Mortgage shall have the right to rely on such certification.

     15. Condemnation.
         ------------

         (a) Mortgagor shall give notice to Mortgagee upon Mortgagor's receipt of written or oral notice from the condemning authority or other governmental or quasi-governmental authority of the commencement of any action or proceeding to take all or any part of the Premises by exercise of the right of condemnation or eminent domain or of any action or proceeding to close or to alter the grade of any street on or adjoining the Land. Mortgagor, at Lessee's cost and expense, shall file and prosecute its claim or claims in response thereto in good faith and with due diligence. Mortgagee may participate in any such action or proceeding in the name of Mortgagee or, whenever necessary, in the name of Mortgagor, and Mortgagor, at Lessee's cost and expense, shall deliver to Mortgagee such instruments as Mortgagee shall request to permit such participation. Mortgagor shall not settle any such action or proceeding or agree to accept any award or payment without the prior consent of Mortgagee, and such award or payment and any interest thereon (collectively, the "Award") shall be applied as
                                                     -----
provided in Paragraph 15(b) hereof.
            ---------------

                (b) Subject to Lessee's rights under Article V of the Lease, Mortgagee shall have the right to either retain and apply the Award toward payment of the Mortgage Obligations (whether or not due and payable) in such order of priority as Mortgagee shall elect or the Award shall be paid over in whole or in part to pay or reimburse Lessee for the cost of restoring or reconstructing the Building and the Building Equipment in a manner and on conditions satisfactory to Mortgagee; provided, however, that to the extent that the Award received by Mortgagee shall exceed the amount required to satisfy in full the then total amount of the Mortgage Obligations, Mortgagee shall pay over to Lessee the amount of such excess. In no event shall Mortgagee be required to deliver a satisfaction of this Mortgage until the Mortgage Obligations are fully paid and Mortgagee shall not be required to release from the lien of this Mortgage any portion of the Property so taken until Mortgagee receives the Award for the portion so taken.

                (c) The application of the Award toward payment of the Mortgage Obligations shall not be deemed a waiver by Mortgagee of its right to receive payment of the balance of the Mortgage Obligations in accordance with the provisions of the Security Documents. Mortgagee shall have the right, but shall be under no obligation, to question the amount of the Award, and Mortgagee may accept same without prejudice to the rights that Mortgagee may have to question such amount. In any such action or proceeding Mortgagee may be represented by attorneys selected by Mortgagee, and all sums paid by Mortgagee in connection with such action or proceeding (including, without limitation, reasonable attorneys' fees to the extent permitted by law) shall, on demand, be immediately due from Lessee to Mortgagee and the same shall be added to the Mortgage Obligations and shall be secured by this Mortgage.

                (d) Notwithstanding any taking by condemnation or eminent domain, closing of or alteration of the grade of any street or other injury to or decrease in value of the Premises by any public or quasi-public authority or corporation, the unpaid principal portion of the Mortgage Obligations shall continue to bear interest at the rate payable pursuant to the applicable Security Documents until the Award shall have been actually received by Mortgagee, and any reduction in the Mortgage Obligations resulting from the application by Mortgagee of the Award shall be deemed to take effect only on the date of such receipt.

                (e) Mortgagor shall not, without obtaining the prior written consent of Mortgagee, initiate, join in or consent to any private restrictive covenant, zoning ordinance, or other public or private restrictions, limiting or defining the uses which may be made of the Property or any part thereof.

        16.     Restoration. If the Buildings or the Building Equipment shall be
                -----------
damaged or destroyed, in whole or in part, by fire or other casualty, or by any taking in condemnation proceedings or the exercise of any right of eminent domain, and Mortgagee has agreed to make the proceeds of the insurance or the Award actually received by Mortgagee available to Lessee in a manner and on conditions reasonably satisfactory to Mortgagee, then Lessee shall promptly restore, replace or rebuild the same to as nearly as possible the value, quality and condition they were in immediately prior to such fire or other casualty or taking, with such alterations or changes as may be approved in writing by Mortgagee, which approval shall not be unreasonably withheld or delayed. Lessee shall give prompt notice to Mortgagee of any damage or destruction to the Buildings or Building Equipment by fire or other casualty, as well as the initiation of any condemnation or eminent domain proceeding affecting the same.

     17. Mortgagee's Right to Perform Mortgagor's Covenants. If there shall be
         ---------------------------------------------------
an Event of Default hereunder, Mortgagee may, at its option, to the extent necessary in the reasonable judgment of Mortgagee to protect or preserve the security of this Mortgage, cure such Event of Default, and Mortgagee and its representatives shall have the right to enter the Premises to do so without thereby becoming liable to Mortgagor or any person in possession thereof holding under Mortgagor. The amounts advanced by, and the other costs and expenses of, Mortgagee in curing such default or appearing in, defending or bringing any action or proceeding to protect its interest in the Property or to foreclose this Mortgage or collect the Mortgage Obligations, with interest from the time of the advances or payments at the Applicable Rate, shall, on demand, be immediately due from Lessee to Mortgagee and shall be added to and included in the Mortgage Obligations and shall be secured by this Mortgage.

     18. Due on Sale. If, without the prior written consent of Mortgagee, which
         ------------
consent may be withheld at Mortgagee's sole discretion, Mortgagor enters into a contract to sell or sells, conveys, alienates, assigns, encumbers, pledges, hypothecates or transfers the Property, or any part thereof or interest therein in any manner, whether voluntarily or involuntarily, directly or indirectly, or by operation of law or otherwise, then Mortgagee shall have the right, at its option, at any time thereafter to declare the entire principal then outstanding under the Security Documents (if not then due and payable), and all accrued and unpaid interest thereon, and all other accrued sums and charges under the Security Documents immediately due and payable, provided, however, that on not
                                                --------  -------
less than thirty (30) days prior written notice to the Mortgagee, the Lessee may merge or consolidate with, or effect a similar business combination with, Belmay Holding Corporation, a New York corporation, so long as the terms and conditions thereof are reasonably satisfactory to Mortgagee. No waiver of this right or delay in the exercise thereof shall operate as a waiver thereof unless Mortgagee shall have executed and delivered to Mortgagor a written waiver of such right.

     19. Event of Default. The entire principal then outstanding under the
         ----------------
Security Documents (if not then due and payable), and all accrued and unpaid interest thereon, and all other accrued sums and charges under the Security Documents shall become immediately due and payable at the option of Mortgagee after the occurrence of one or more of the following events (each an "Event of
                                                                      --------
Default"): (a) if Lessee shall fail in keeping in force the insurance which
-------
Lessee is required to maintain under the provisions of Paragraph 5 or in
                                                       -----------
delivering or assigning the insurance policies or renewals thereof or in reimbursing Mortgagee for premiums paid by it on such insurance; or (b) upon the actual waste, removal, material alteration (except as specifically permitted under this Mortgage or under the Security Agreements) or demolition of any part of the Premises; or (c) upon the assignment by Mortgagor of their respective interests in the Lease or of the whole or any part of the rents, income or profits arising from the Premises to any Person other than Mortgagee; or (d) except as expressly permitted under this Mortgage, upon Mortgagor directly or indirectly creating, suffering or permitting to be created or to stand against the Property any lien (which shall not be discharged by payment, bond or otherwise within thirty (30) days following the notice thereof), charge, mortgage, deed of trust or other encumbrance, without in each instance obtaining Mortgagee's prior consent thereto; or (e) Mortgagor's failure to comply with all of the terms and provisions contained in Paragraph 18 above; or (f) upon the pledge, hypothecation or encumbrance of all
------------
or any portion of the Property by any lien other than the liens created by this Mortgage or the other Security Documents; or (g) upon a court of competent jurisdiction assuming custody or control of all or any part of the Property under the provisions of any other law for the relief or aid of debtors; or (h) upon the failure of Mortgagor to observe or perform any other non-monetary covenant or agreement of Mortgagor hereunder, and such failure shall have continued for thirty (30) days after written notice shall have been given to Mortgagor by Mortgagee, or, if such failure cannot practicably be remedied within such thirty-day period, if Lessee fails to commence to remedy such failure within such 30-day period and thereafter diligently prosecute the same to completion; (i) upon the failure of Lessee to observe or perform any monetary covenants or agreements of Lessee hereunder and such failure continues for five
(5) days thereafter; (j) upon the occurrence of any "Default" or "Event of Default" or term of like import under the Lease, the Indenture, the Reimbursement Agreement or any of the other Security Documents; or (k) any other default, after notice if required, and the expiration of any applicable cure period under any agreement, document or instrument evidencing any of the Mortgage Obligations or pursuant to which they are governed or under any other mortgage, instrument or encumbrance affecting the Property, whether or not held by Mortgagee, and whether superior or subordinate to this Mortgage.

     20. Appointment of Receiver. After the occurrence of one or more Events of
         ------------------------
Default, Mortgagee may apply for the appointment of a receiver of the rents, issues, and profits of all or any part of the Property, without notice to or demand upon Mortgagor or any Person claiming through or under Mortgagor, and Mortgagee shall be entitled to the appointment of such receiver as a matter of right, to the extent not prohibited by applicable law, without consideration of the value of the Property as security for the amounts due to Mortgagee or the solvency of any Person liable for the payment of the Mortgage Obligations.

     21. Power of Sale.
         --------------

         (a) Upon the occurrence of an Event of Default, Mortgagee is hereby authorized and empowered to sell or cause to be sold the Premises (either in its entirety or the Leasehold Interest or the Fee Interest independently) and to convey the same to the purchaser, pursuant to the provisions of the New York Real Property Actions and Proceedings Law, Sec. 1401 et seq. pertaining to Foreclosure of Mortgage by Power of Sale. Mortgagor further agrees that Mortgagee is authorized and empowered to retain out of the sale proceeds such moneys as are due it under the terms of this Mortgage, the costs and charges of such sale, attorneys' fees and any other sums, costs or expenses permitted by law, rendering the surplus moneys (if any there should be) to Lessee.

         (b) Mortgagee may adjourn from time to time any sale by it to be made under or by virtue of this Paragraph 21 or otherwise under this Mortgage by
                           ------------
announcement at the time and place appointed for such sale or for such adjourned sale or sales; and, except as otherwise provided by any applicable provision of law, Mortgagee, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

             (c) Upon the completion of any sale or sales made by Mortgagee under or by virtue of this Paragraph 21, Mortgagee, an officer of any court
                           ------------
empowered to do so, or other appropriate person so authorized by law, shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument, or good and sufficient instruments, conveying, assigning and transferring the estate, right, title and interest in and to the property and rights sold. Mortgagee is hereby appointed the true and lawful attorney irrevocable of Mortgagor, in its name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the Premises and rights so sold and for that purpose Mortgagee may execute all necessary instruments of conveyance, assignment and transfer, and may substitute one or more persons with like power, Mortgagor hereby ratifying and confirming all that its said attorney or such substitute or substitutes shall lawfully do by virtue hereof. This power of attorney shall be deemed to be a power coupled with an interest and not subject to revocation. Nevertheless, Mortgagor, if so requested by Mortgagee, shall ratify and confirm any such sale or sales by executing and delivering to Mortgagee or to such purchaser or purchasers all such instruments as may be advisable, in the judgment of Mortgagee, for the purpose, and as may be designated in such request. Any such sale or sales made under or by virtue of this section, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, shall operate to divest the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Mortgagor in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against Mortgagor and against any and all persons claiming or who may claim the same, or any part thereof, from, through or under Mortgagor.

             (d) In the event of any sale made under or by virtue of this Paragraph 21 (whether made under the power of sale herein granted or under or by
------------
virtue of judicial proceedings or of a judgment or decree of foreclosure and sale), the entire principal of, and interest on, the Loan Agreement, if not previously due and payable, and all other sums required to be paid by Lessee pursuant to this Mortgage, immediately prior thereto shall become due and payable, unless such acceleration be expressly waived in writing by Mortgagee.

     22.     Foreclosure. After the occurrence of one or more Events of Default,
             -----------
Mortgagee may institute an action of mortgage foreclosure, or take such other action as the law may allow, at law or in equity, for the enforcement hereof and realization on the Property (in its entirety or for the Leasehold Interest or the Fee Interest seperately) or any other security which is herein or elsewhere provided for, and proceed thereon to final judgment and execution thereon for the entire Mortgage Obligations together with interest accrued to the date of such Event of Default at the rate stipulated in the applicable Security Documents and thereafter at the Applicable Rate together with all other sums secured by this Mortgage, all costs of suit, including, without limitation, the expenses which are described in Paragraph 26, and interest at the Applicable Rate on any judgment obtained by Mortgagee from and after the date of any judicial sale of the Property until actual payment. At any such sale Mortgagee may bid for and acquire the Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the Mortgage Obligations the net sales price after deducting therefrom the expenses of the sale and the costs of the action and any other sums which Mortgagee is authorized to deduct under this Mortgage. The proceeds of such sale shall be applied first to the payment of the costs and charges of such sale, including, without limitation, Mortgagee's reasonable attorneys' fees (to the extent permitted by law), and second to the payment of the

Mortgage Obligations then outstanding under the Security Documents including interest as aforesaid, with the surplus money, if any, to be paid to Lessee. Upon the request of Mortgagee and to the extent not prohibited by applicable law, Mortgagor shall execute and file with the clerk of the court a legally sufficient waiver of any statutory waiting period with respect to the execution of a judgment obtained by Mortgagee in connection with any foreclosure proceedings. The obligation of Mortgagor to so execute and file such waiver shall survive the termination of this Mortgage.

     23. Sale in Parcels. In the event of a foreclosure of this Mortgage or upon
         ----------------
any sale under this Mortgage pursuant to judicial proceedings or otherwise, the Property may be sold in one parcel and as an entirety or in such parcels, manner or order as Mortgagee in its sole discretion may select.

     24. Notice Upon Acceleration. Whenever Mortgagee in this Mortgage is given
         -------------------------
the option to accelerate the maturity of all or part of the Mortgage Obligations upon the occurrence of one or more Events of Default, Mortgagee may, to the extent permitted by law, do so without prior notice or demand to or upon Mortgagor except as otherwise specifically provided herein.

     25. Possession of Premises. To the extent permitted by law, after the
         -----------------------
occurrence of an Event of Default, Mortgagee and its agents and any receiver appointed by a court are authorized to: (a) take possession of the Premises (either in its entirety or the Leasehold Interest or the Fee Interest separately), with or without legal action, and by force if necessary and if permitted by law; (b) lease the Premises or make modifications to or cancel the Lease; (c) maintain, repair, alter, and restore the Premises; (d) collect all rents and profits payable under the Lease directly from Lessee upon notice to Lessee that an Event of Default exists under this Mortgage accompanied by a demand on Lessee for the payment to Mortgagee of all rents due and to become due under the Lease, and Mortgagor hereby covenants and agrees that the lessee shall unequivocally be authorized to pay said rents to Mortgagee without regard to the truth of Mortgagee's statement of default and notwithstanding notices from Mortgagor disputing the existence of an Event of Default such that the payment of rent by Lessee to Mortgagee pursuant to such a demand shall constitute performance in full of Lessee's obligation under the Lease for the payment of rents by Llessee to Agency; and (e) after deducting all costs of collection and administration expense, apply the net rents and profits to the payment of Impositions, insurance premiums and all other carrying charges (including, without limitation, agents' compensation and fees and reasonable costs of counsel, to the extent permitted by law, and receivers) and to the maintenance, repair or restoration of the Premises, or on account and in reduction of the Mortgage Obligations, in such order and amounts as Mortgagee in Mortgagee's reasonable discretion may elect. Mortgagee shall be liable to account only for rents and profits actually received by Mortgagee.

     26. Attorneys' Fees and Other Expenses of Mortgagee. Lessee shall also pay
         ------------------------------------------------
all costs, disbursements and reasonable attorneys' fees (including reasonably allocated costs of internal counsel) to Mortgagee incurred: (a) in the enforcement of this Mortgage; (b) after an Event of Default hereunder (after notice, if required, and after the expiration of any applicable cure period);
(c) in any modification, amendment, or consent related hereto; or (d) in any suit, foreclosure action or proceeding to protect or sustain the interest of Mortgagee hereunder. All sums (including reasonable attorneys' fees and disbursements) paid by Mortgagee in connection with any such action, proceeding or litigation or in connection with any action, proceeding or litigation to prosecute or defend the rights and obligations created by this Mortgage, with interest thereon at the Applicable Rate from the time of payment by Mortgagee, shall, on demand, be immediately due from Lessee to Mortgagee and shall be added to and included in the Mortgage Obligations and shall be secured by this Mortgage.

     27. Mortgagor's Waivers. Mortgagor, for itself and its successors and
         --------------------
assigns, hereby irrevocably waives and releases, to the extent permitted by law, and whether now or hereafter in force, (a) the benefit of any and all valuation and appraisement laws, (b) any right of redemption whether statutory or otherwise, in respect of the Property, (c) any applicable homestead or dower laws and (d) all exemption laws whatsoever and all moratoriums, extensions or stays, laws or rules, or orders of court in the nature of any one or more of them.

     28. Partial Foreclosure. Mortgagee may from time to time, if permitted by
         --------------------
law, take action to recover any sums, whether interest, principal or any other sums, required to be paid under this Mortgage or any other Security Document as the same become due, without prejudice to the right of Mortgagee thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Mortgagor existing when such earlier action was commenced. Mortgagee may also foreclose this Mortgage for any sums due under this Mortgage or any other Security Document and the lien of this Mortgage shall continue to secure the balance of the Mortgage Obligations not then due.

     29. No Waiver. Any failure by Mortgagee to insist upon the strict
         ----------
performance by Mortgagor of any of the Mortgage Obligations shall not be deemed to be a waiver of any of such Mortgage Obligations, and Mortgagee, notwithstanding any such failure, may thereafter insist upon the strict performance by Mortgagor of any and all of the Mortgage Obligations.

     30. Rights Cumulative/Non-Merger. The rights and remedies provided for in
         -----------------------------
this Mortgage, or which Mortgagee may have otherwise, at law or in equity, shall be distinct, separate and cumulative and shall not be deemed to be inconsistent with each other, and none of them, whether or not exercised by Mortgagee, shall be deemed to be in exclusion of any other, and any two or more of all such rights and remedies may be exercised at the same time, all to the extent permitted by law. Mortgagor acknowledges that Mortgagee may also be the holder of other interests in the Property, including without limitation other security interests, and the rights of Mortgagee under this Mortgage shall be separate and distinct from the rights of Mortgagee as the holder of such other interests, such interests shall not merge notwithstanding Mortgagee's acquisition of any other interest in the Property and may be exercised independently of each other. Mortgagee shall be entitled to enforce the rights and remedies provided for in this Mortgage against the Leasehold Interest and/or the Fee Interest, either separately, independently or collectively, and Mortgagee may maintain an action against Agency for the Fee Interest without joining Lessee therein and without bringing a separate action against Lessee, or vice versa.

     31. Interest After Maturity. The principal amount of the Mortgage
         ------------------------
Obligations and any other amounts secured by this Mortgage and, if permitted by law, any accrued interest thereon, shall bear interest from and after maturity, whether or not resulting from acceleration, at the Applicable Rate, but this shall not constitute an extension of time for payment of the Mortgage Obligations.

     32. No Credit for Taxes. Mortgagor shall not claim or demand or be entitled
         --------------------
to any credit or credits on account of the Mortgage Obligations by reason of the Impositions assessed against all or any part of the Property or for any payments made on account thereof. No deductions shall be made or claimed from the taxable value of all or any part of the Premises by reason of this Mortgage or the Mortgage Obligations.

     33. Mortgage Obligations Not Secured by Stock. Lessee represents to
         ------------------------------------------
Mortgagee that the Mortgage Obligations are not also secured, directly or indirectly, by "margin securities" or "stock" as defined, respectively, in Regulation G and Regulation U issued by the Board of Governors of the Federal Reserve System.

     34. Liens.
         ------

         (a) Lessee represents and warrants that this Mortgage is and shall be maintained as a valid and enforceable lien on the Property subject only to any encumbrances created pursuant to the Security Documents and the Permitted Encumbrances. Except as specifically permitted by this Mortgage or the Security Agreements, Mortgagor shall not, directly or indirectly, create or suffer or permit to be created, or to stand, against the Property or any portion thereof, or against the rents, issues and profits therefrom, any lien, charge, mortgage, deed of trust, adverse claim or other encumbrance (herein collectively referred to as a "Lien"), whether senior or junior in lien to this Mortgage, other than
         ----
the Lien of: (i) this Mortgage, (ii) the Permitted Encumbrances and (iii) any other Liens created pursuant to the Security Documents provided, however, that nothing contained in this Paragraph 34 shall require Mortgagor to pay any real
                          ------------
estate taxes or other Impositions prior to the time when same are required to be paid under this Mortgage. Lessee will keep and maintain the Premises free from all liens of Persons supplying labor or materials relating to the construction, alteration, modification or repair of the Premises. If any such lien shall be filed against the Premises, Lessee agrees to discharge the same of record (by payment, bonding, or otherwise) within thirty (30) days after the notice thereof. No financing statement, conditional bill of sale or chattel mortgage shall be made or filed against the Building Equipment without the prior consent of Mortgagee and if at any time there should be any (with or without the consent of Mortgagee), then in the event of any Event of Default, all right, title and interest of Mortgagor in and to all deposits and payments made thereon are hereby assigned to Mortgagee.

         (b) Notwithstanding the provisions of Paragraph 34(a), Lessee shall
                                               ---------------
have the right, provided no Event of Default shall exist hereunder, to contest in good faith by appropriate legal proceedings, after notice to, but without cost or expense to, Mortgagee, the validity of any Liens arising in connection with the Property and to postpone the payment of same, provided that: (i) such contest shall operate to prevent the collection thereof or other realization thereon, the sale of the Lien thereof, and the sale or forfeiture of the Property or any part thereof; (ii) such contest shall be promptly and diligently prosecuted by and at the expense of Lessee; (iii) Mortgagee shall not thereby suffer any civil, or be subjected to any criminal, penalties or sanctions; (iv) Lessee shall promptly, and in any event on demand, pay such contested Lien if at any time all or any part of the Property shall be in danger of being foreclosed, sold, forfeited, or otherwise lost or if such contest shall be discontinued; (v) Lessee shall properly protect and hold harmless Mortgagee against any liability and claims arising out of the postponement of the payment of such Lien; and (vi) Mortgagor, a the sole cost and expense of Lessee shall deposit with Mortgagee, prior to commencing any such proceedings, security, reasonably satisfactory to Mortgagee, in an amount (the "Lien Security Amount") not less than One Hundred Twenty-Five
                   --------------------
percent (125%) of the amount required to pay or otherwise discharge such contested Lien and of any additional charges incurred as a result of such contest, provided, however, Mortgagee shall not unreasonably withheld its consent to a request made by Lessee to waive the foregoing deposit requirement in the event Lessee's most recent balance sheet shall reflect a reserve in an amount not less than three hundred percent (300%) of the Lien Security Amount.

     35. Change in Taxation. In the event of the enactment of or change in
         ------------------
(including, without limitation, a change in interpretation of) any applicable law: (a) deducting or allowing Lessee to deduct from the value of the Property for the purpose of taxation any lien or security interest thereon, (b) imposing, modifying or deeming applicable any reserve or special requirement against deposits in or for the account of, or loans by, or other liabilities of, or other assets held by Mortgagee, or (c) subjecting Mortgagee to any tax or changing the basis of taxation of mortgages, deeds of trust, or other liens or debts secured thereby, or the manner of collection of such taxes, in each such case, so as to affect this Mortgage, the Mortgage Obligations or Mortgagee, and the result is to increase the taxes imposed upon or the cost to Mortgagee of maintaining the Mortgage Obligations, or to reduce the amount of any payments receivable hereunder or under the other Security Documents, then, and in any such event, Lessee shall, on demand, pay to Mortgagee such additional amounts as may be required to compensate for such increased costs or reduced amounts, provided that if any such payment or reimbursement shall be unlawful or would constitute usury or render the Mortgage Obligations wholly or partially usurious or otherwise invalid under applicable law, then Mortgagee may, at its option, declare the Mortgage Obligations due and payable upon 30 days' notice.

     36. Assignment of Leases and Rents. Mortgagor absolutely and
         ------------------------------
unconditionally collaterally assigns to Mortgagee the rents, issues and profits of the Premises (other than any PILOT Payments which shall continue to be paid to Agency pursuant to the terms of the Lease) as further security for the payment of the Mortgage Obligations, and Mortgagor grants to Mortgagee the right to enter the Premises for the purpose of collecting the same and to let the Premises, or any part thereof, and to apply said rents, issues and profits, after payment of all necessary charges and expenses, on account of the Mortgage Obligations. The collection of rents by Mortgagee shall in no way waive the right of Mortgagee to foreclose this Mortgage upon the occurrence of an Event of Default. This assignment and grant shall continue in effect until the Mortgage Obligations are fully paid and Mortgagee's commitment and right to lend under the Security Agreements is terminated. Mortgagee hereby conditionally waives the right to enter the Premises for the purpose of collecting said rents, issues and profits, and Mortgagor shall be entitled to collect, receive in trust and use said rents, issues and profits for the payment of the Mortgage Obligations. Agency's right to collect said rents, issues and profits, may be revoked by Mortgagee upon the occurrence and during the continuance of one or more Events of Default by giving notice of such revocation to Mortgagor. Agency, at Lessee's cost and expense shall, from time to time after request by Mortgagee, execute, acknowledge and deliver to Mortgagee, in form reasonably satisfactory to Mortgagee, separate assignments confirming the foregoing. Mortgagee shall not be obligated to perform or discharge any obligation or duty to be performed or discharged by Mortgagor under any Lease or other agreement affecting all or any part of the Premises, and Mortgagor hereby agrees to indemnify Mortgagee for and hold it harmless from, any and all liability arising from any such Lease or other agreement or any assignments thereof, and no assignment of any such Lease or other agreement shall place the responsibility for the control, care, management or repair of all or any part of the Premises upon Mortgagee, nor make Mortgagee liable for any negligence in the management, operation, upkeep, repair or control of all or any part of the Premises resulting in injury, death or property damage. In addition, after the occurrence of an Event of Default and the giving of notice to Agency, Agency will pay monthly in advance to Mortgagee, or to any receiver appointed to collect said rents, issues and profits, and upon default in any such payment will vacate and surrender the possession thereof to Mortgagee or to such receiver, and in default thereof may be evicted by summary or other proceedings. Agency hereby authorizes and directs Lessee or any future tenants or occupants of the Premises upon receipt of Mortgagee of written notice to the effect that Mortgagee is then the holder of the Mortgage Obligations and that Mortgagee elects to require all tenants under the Leases to pay over to Mortgagee all rents, issues and profits arising or accruing under the Leases or from the Premises and to continue to do so until otherwise notified by Mortgagee. Agency shall not collect any of the rents, issues or profits on or after the date on which Mortgagee gives the foregoing notice to the tenants. In addition to the rights which Mortgagee may have herein, in the event of any default under this Mortgage, Mortgagee, at its option, may require Mortgagor to pay monthly in advance to Mortgagee, or any receiver or trustee appointed to collect the rents, issues and profits of the Premises, the fair and reasonable rental value for the use and occupation of such part of the Premises as may be occupied or in the possession of Agency. Upon default in such payment, Agency will vacate and surrender possession of the Premises to Mortgagee, or to such receiver or trustee and, in default thereof, Agency may be evicted by summary proceedings or otherwise. At Mortgagee's request, Agency agrees to assign and transfer to Mortgagee any and all subsequent leases upon all or any part of the Premises and to execute and deliver at the request of Mortgagee any such further assurances, continuations and assignments as Mortgagee shall, from time to time, reasonably require. Nothing contained in this Paragraph 36 shall be construed as imposing on Mortgagee any of the obligations of the lessor under such Leases.

     37. Security Agreement.
         ------------------

         (a) It is the intention of the parties hereto that this instrument shall constitute both a real property mortgage and a "security agreement" within the meaning of the New York State Uniform Commercial Code with respect to the personalty and fixtures comprising a part of the Property, and that a security interest is hereby attached thereto for the benefit of Mortgagee to further secure the Mortgage Obligations. Mortgagor hereby authorizes Mortgagee to file financing and continuation statements with respect to such collateral in which Mortgagor has a mortgageable interest, without the signature of Mortgagor whenever lawful, and upon request, Mortgagor shall promptly execute financing and continuation statements in form satisfactory to Mortgagee to further evidence and secure Mortgagee's interest in such collateral, and shall pay all filing fees in connection therewith. In the event of the occurrence of one or more Events of Default, Mortgagee, pursuant to the applicable provision of the New York Uniform Commercial Code, shall have: (i) the option of proceeding as to both real and personal property in accordance with its rights and remedies in respect of the real property, in which event the default provisions of the New York Uniform Commercial Code shall not apply, or (ii) all rights and remedies granted to a secured party upon default under the New York Uniform Commercial Code, including without limitation, the right to take possession of the Building Equipment. Upon request or demand of Mortgagee, Lessee shall at its expense assemble the Building Equipment and make it available to Mortgagee at a convenient place acceptable to Mortgagee. Lessee shall pay upon demand any and all expenses, including reasonable attorneys' fees and disbursements, incurred or paid by Mortgagee in protecting its interest in the Building Equipment and in enforcing its rights hereunder with respect to the Building Equipment. The parties agree that in the event Mortgagee elects to proceed with respect to collateral constituting personalty or fixtures separately from the real property, the giving of five days' notice by Mortgagee, sent by an overnight mail service, postage prepaid, to Mortgagor at its address referred to in Paragraph 40, designating the place and time of any public sale or the time
------------
after which any private sale or other intended disposition of such collateral is to be made, shall be deemed to be reasonable notice thereof and Mortgagor waives any other notice with respect thereto.

          (b) This Mortgage is also a fixture filing which shall be recorded with the (i) County Clerk of the County of Suffolk, County Center, Riverhead, New York, (ii) the Secretary of State of New York and (iii) the Secretary of State of Delaware or in such other office as may be at the time provided by law as the proper place for recordation thereof with respect to any and all fixtures included within the Property and described by item or type in the granting clause hereof and with respect to any goods or other personal property that may now be or hereafter become such fixtures. The Mortgagor is the "Debtor" and its name and mailing address are set forth in the first paragraph of this Mortgage. The Lenders are the "Secured Party" and the name and address of Mortgagee, as agent for the Lenders, is set forth in the first paragraph of this Mortgage. Mortgagor is the record owner of the Property.

     38.  No Release. Neither Mortgagor nor any other Person now or hereafter
          ----------
obligated for the payment or performance of all or any part of the Mortgage Obligations shall be released from paying and performing such Mortgage Obligations and the lien of this Mortgage shall not be affected by reason of:
(a) the failure of Mortgagee to comply with any request of Mortgagor, or of any other Person so obligated, to take action to foreclose this Mortgage or otherwise enforce any of the provisions of this Mortgage or of any of the Mortgage Obligations secured by this Mortgage, (b) the release, regardless of consideration, of the whole or any part of the security held for the Mortgage Obligations, (c) the release, regardless of consideration, of the obligations of any Person liable for payment or performance of the Mortgage Obligations or any part thereof, or (d) any agreement or stipulation extending the time of payment or modifying the terms of any of the Security Documents, and in the event of such agreement or stipulation, Mortgagor and all such other Persons shall continue to be liable under the Security Documents, as amended by such agreement or stipulation, unless expressly released and discharged in writing by Mortgagee.

     39.  Corporate Authority. Lessee represents and warrants that the Board of
          -------------------
Directors of Lessee, by proper corporate action, which has not been modified or revoked, has duly authorized the execution and delivery of this Mortgage by the officer or officers of Lessee who have executed and delivered this Mortgage, and that such execution and delivery does not require a vote or consent of shareholders of Lessee.

     40.  Notices. Except as otherwise provided in subparagraphs (b) and (c)
          -------
below, all notices, demands, consents, approvals and requests (herein collectively referred to as "notices") which are required or desired to be given by either party hereto to the other party shall be in writing. All notices by Mortgagee to Mortgagor shall be deemed to have been properly given if personally delivered or sent by U.S. registered or certified mail, return receipt requested, postage prepaid, addressed to (i) Lessee at the address of Lessee hereinabove set forth, Attention: Joseph A. Gemmo, or, (ii) to such other address as Lessee shall have last designated by written notice to Mortgagee given as herein required, (iii) with a copy at the same time and in the same manner to Stadtmauer Bailkin LLP, 850 Third Avenue, New York 10022, Attention: Steve Polivy, (iv) with a copy to Agency at the address hereinabove set forth, Attention: Sondra Bachety, or to such other address as Agency shall have last designated by written notice to Mortgagee given as herein required and (v) with a copy at the same time and in the same manner to The Bank of New York, 114 West 47th Street, New York, New York 10036,
Attention: H. William Weber. All notices by Mortgagor to Mortgagee shall be deemed to have been properly given if personally delivered, sent by overnight courier delivery service or sent by U.S. registered or certified mail, return receipt requested, postage prepaid, addressed to Mortgagee at the address of Mortgagee hereinabove set forth, Attention: Richard Orr, with a copy at the same time and in the same manner to Wolf, Block, Schorr and Solis-Cohen LLP, Suite 1000, 250 Park Avenue, New York, New York 10177, Attention: Robert Stein, Esq. or to such other address or addresses as Mortgagee shall have last designated by written notice to Mortgagor given as herein required. Notices shall be effective when personally delivered, the next business day after sending by overnight courier or three business days after delivery to the Post Office Registry Clerk if sent by registered or certified mail.

     41.  Severability. If any term, covenant, condition or other provision
          ------------
(collectively, the "Provisions") of this Mortgage or the application thereof to any Person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Mortgage, or the application of such Provisions to Persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each of the Provisions of this Mortgage shall be valid and enforceable to the fullest extent permitted by law.

     42.  Interest Rate Limitation. Notwithstanding anything contained herein to
          ------------------------
the contrary, the holder hereof shall never be entitled to receive, collect or apply as interest on the Mortgage Obligations any amount in excess of the maximum rate of interest permitted to be charged to Mortgagor under applicable law; and in the event the holder hereof ever receives, collects or applies as interest any such excess, such amount which would be excessive interest shall be applied to the reduction of the principal amount of the Mortgage Obligations; and if the principal amount is paid in full, any remaining excess shall forthwith be paid to Mortgagor. In determining whether or not the interest paid or payable in any specific case exceeds the highest lawful rate, Mortgagee and Mortgagor shall to the maximum extent permitted under applicable law: (a) characterize any non-principal payment as an expense, fee or premium rather than as interest; (b) exclude voluntary and involuntary prepayments and the effects thereof; and (c) spread the total amount of interest throughout the entire contemplated term of the obligation so that the interest rate is uniform throughout said entire term.

     43.  Sole Discretion of Mortgagee. Wherever pursuant to this Mortgage,
          ----------------------------
Mortgagee exercises any right given to it to approve or disapprove, or an arrangement or term is to be satisfactory to Mortgagee, the decision of Mortgagee to approve or disapprove or to decide that arrangements or terms are satisfactory or not satisfactory shall be in the sole discretion of Mortgagee and shall be final and conclusive unless expressly provided otherwise.

     44.  Recovery of Sums Required To Be Paid. Mortgagee shall have the right,
          ------------------------------------
from time to time, to take action to recover any sum or sums which constitute a part of the Mortgage Obligations as the same become due, without regard to whether or not the balance of the Mortgage Obligations shall be due, and without prejudice to the right of Mortgagee thereafter to bring an action of foreclosure, or any other action, for an Event of Default or Defaults by Mortgagor existing at the time such earlier action was commenced.

     45.  Actions and Proceedings. Mortgagee shall have the right to appear in
          -----------------------
and defend any action or proceeding brought with respect to the Property and to bring any action or proceeding, in the name and on behalf of Mortgagor, which Mortgagee, in its discretion, feels should be brought to protect its interest in the Property.

     46.  No Representation by Mortgagee. By accepting or approving anything
          ------------------------------
required to be observed, performed or fulfilled, or to be given to Mortgagee pursuant to this Mortgage, including, without limitation, any officer's certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal, plans for alterations or restoration, or insurance policy, Mortgagee shall not be deemed to have warranted or represented the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof, and such acceptance or approval thereof shall not be or constitute any warranty or representation with respect thereto by Mortgagee.

     47.  Consents. If Mortgagor shall request Mortgagee's approval or consent
          --------
and Mortgagee shall fail or refuse to give such approval or consent in respect of any matter where Mortgagee is required herein or under applicable law not to unreasonably withhold its approval or consent, Mortgagor shall not be entitled to any damages for any withholding by Mortgagee of its approval or consent, it being intended that Mortgagor's sole remedy shall be an action for specific performance or injunction to require such approval or consent.

     48.  Indemnification Against Mortgage Obligations. (a) Except for the gross
          --------------------------------------------
negligence or willful misconduct of Mortgagee, Lessee will protect, indemnify, hold harmless and upon request defend Mortgagee and its officers, directors, agents, servants, and employees from and against any and all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses to the extent permitted by law) imposed upon, incurred by or asserted against Mortgagee by reason of: (1) ownership of a mortgagee's interest in the Property, (2) any accident or injury to or death of Persons or loss of or damage to or loss of the use of property occurring on or about the Premises or any part thereof or the adjoining sidewalks, curbs, vaults and vault spaces, if any, streets, alleys or ways, (3) any use, non use or condition of the Premises or any part thereof or the adjoining sidewalks, curbs, vaults and vault spaces, if any, streets, alleys or ways, (4) any failure on the part of Mortgagor to perform or comply with any of the terms of this Mortgage, (5) performance of any labor or services or the furnishing of any materials or other property in respect of the Premises or any part thereof made or suffered to be made by or on behalf of Mortgagor, (6) any negligence or tortious act on the part of Mortgagor or any of its respective agents, contractors, lessees, licensees or invitees, (7) any work in connection with any alterations, changes, new construction or demolition of the Premises or (8) any condition new or hereafter existing at the Property.

          (b) Lessee further agrees to pay, indemnify, and hold harmless the Mortgagee and each of the agents thereof from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Mortgage, including without limitations, any and all Administration Expenses and Enforcement Expenses, unless and to the extent arising solely from the gross negligence or willful misconduct of the Mortgagee.

          (c) All amounts payable to Mortgagee under this Paragraph 48 shall be payable on demand and shall be deemed indebtedness secured by this Mortgage and any such amounts which are not paid within ten (10) days after demand therefor by Mortgagee shall bear interest at the Applicable Rate from the date of such demand. In case any action, suit or proceeding is brought against Mortgagor by reason of any such occurrence, Lessee, upon request of Mortgagee, will, at Lessee's expense, resist and defend such action, suit or proceeding or cause the same to be resisted or defended by counsel designated by Lessee and approved by Mortgagee.

     49.  Compliance with Environmental Laws.
          ----------------------------------

          (a) Definitions.
              -----------


                    (i) The "Relevant Environmental Laws" shall mean all
                             ---------------------------
applicable federal, state and local laws, rules, regulations, orders, judicial determinations, and decisions or determinations by any judicial, legislative or executive body of any governmental or quasi-governmental entity, whether in the past, the present or the future, with respect to: (A) the installation, existence, or removal of, or exposure to, Asbestos (hereinafter defined) at the Premises; (B) the existence on, discharge from, or removal from the premises of Hazardous Waste (hereinafter defined); and (C) the effects on the environment of the Premises or of any activity now, previously, or hereafter conducted on the Premises. The Relevant Environmental Laws shall include, but not be limited to, the following: (l) the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. Sections 960l, et seq.; the Superfund Amendments and Reauthorization Act, Public Law 99-499, l00 Stat. l6l3; the Resource Conservation and Recovery Act, 42 U.S.C. Sections 690l, et seq.; the National Environmental Policy Act, 42 U.S.C. Section 432l; the Safe Drinking Water Act, 42 U.S.C. Sections 300f, et seq.; the Toxic Substances Control Act, l5 U.S.C.
                         -- ---
Section 260l, et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. Section l80l, et seq.; the Federal Water Pollution Control Act, 33 U.S.C. Sections l25l, et seq.; the Clean Air Act, 42 U.S.C. Sections 740l, et seq.; and the regulations promulgated in connection therewith; (2) Environmental Protection Agency regulations pertaining to Asbestos (including 40 C.F.R. Part 6l, Subpart M); and (3) Occupational Safety and Health Administration regulations pertaining to Asbestos (including 29 C.F.R. Sections l9l0.l00l and l926.58).

                    (ii)  "Asbestos" shall have the meanings provided under the
                           --------
Relevant Environmental Laws, and shall include, but not limited to, asbestos fibers and friable asbestos, as such terms are defined under the Relevant Environmental Laws.

                    (iii) "Hazardous Waste" shall mean any of the following as
                           ---------------
defined by the Relevant Environmental Laws or otherwise generally considered: toxic or hazardous substances, hazardous wastes, or contaminants (including, without limitation, polychlorinated biphenyls ("PCB's"), paint containing lead,
                                                -----
and urea formaldehyde foam insulation); and the discharges of sewage or effluent.

          (b)  Environmental Representations, Covenants and Warranties.
               -------------------------------------------------------


                    Notwithstanding anything to the contrary which may be contained in this Mortgage, Lessee represents, covenants and warrants to Mortgagee that, except as otherwise disclosed in those certain Environmental Reports dated November 14, 2001, prepared by Clapton Group Services, Inc., with respect to the Premises (the "Environmental Report"):
                              --------------------

                    (i) To the best of Lessee's knowledge, there are no and have been no violations of the Relevant Environmental Laws at the Premises, except for any such violations which would have no more than an immaterial adverse effect on the operation of Lessee's business at the Premises or its ability to perform Lessee's obligations under this Mortgage, and no consent orders have been entered with respect thereto.

                    (ii) To the best of Lessee's knowledge: (a) there are no and have been no Hazardous Wastes or Asbestos either at, upon, under, or within, or discharged or emitted at or from, the Premises, including, but not limited to, the air, soil, surface, and ground water, except for any such discharges or emissions which would have no more than an immaterial adverse effect on the operation of Lessee's business at the Premises or its ability to perform Lessee's obligations under this Mortgage; (b) no Hazardous Wastes or Asbestos have flowed, blown or otherwise become present at the Premises from neighboring land; and no Hazardous Wastes or Asbestos have been removed from the Premises.

                    (iii) To the best of Lessee's knowledge, Lessee is not aware of any claims or litigation, and has not received any communication from any Person (including any governmental authority), concerning the presence or possible presence of Hazardous Wastes or Asbestos at the Premises or concerning any violation or alleged violation of the Relevant Environmental Laws respecting the Premises, except for any such claims or litigation which would have no more than an immaterial adverse effect on the operation of Lessee's business at the Premises or its ability to perform Lessee's obligations under this Mortgage. Lessee shall promptly notify Mortgagee of any such claims or communications and shall furnish Mortgagee with a copy of any such claims or communications received after the date of this Mortgage.

                    (iv) Lessee shall notify Mortgagee promptly and in reasonable detail in the event that Mortgagor becomes aware of the presence of Hazardous Waste or Asbestos or a violation of the Relevant Environmental Laws at the Premises.

                    (v) Lessee shall ensure that the Premises comply and continue to comply in all respects with the Relevant Environmental Laws.

                    (vi) Should Mortgagor use or permit the Premises to be used or maintained so as to subject Mortgagor, Mortgagee or any tenant or user of the Premises to a claim of violation of the Relevant Environmental Laws (unless contested in good faith by appropriate proceedings), Lessee shall immediately cease or cause a cessation of such use or operations and shall remedy and fully cure any conditions arising therefrom, at its own cost and expense.

          (c)  Liabilities of Lessee. At its sole cost and expense, Lessee
               ---------------------
shall:

                    (i) Pay immediately when due the cost of compliance with the Relevant Environmental Laws.

                    (ii) Keep the Premises free of any lien imposed pursuant to the Relevant Environmental Laws.

          (d)  Remedies of Mortgagee.
               ---------------------

                    (i) In the event that Lessee fails to comply with the requirements of Paragraphs 49(b) or (c), after notice to Lessee and the earlier
                -----------------------
of the expiration of any applicable cure period hereunder or the expiration of the cure period permitted under the Relevant Environmental Laws, if any, Mortgagee may, but shall not be obligated to, exercise its right to do one or more of the following: (A) elect that such failure constitutes an Event of Default pursuant to Paragraph 19 herein; and (B) take any and all actions, at
                    ------------
Lessee's expense, that Mortgagee deems necessary or desirable to cure said failure of compliance, provided, however, in the event Mortgagee shall elect to cure said failure of compliance.

                    (ii)  Any costs incurred pursuant to Paragraphs 49(d) and
                                                         --------------------
(e) shall become immediately due and payable without notice and with interest
---
thereon at the Applicable Rate, and the amount thereof, including any such interest, shall, if incurred prior to the foreclosure of this Mortgage or the delivery of a deed in lieu of foreclosure, be added to the Mortgage Obligations and shall be secured by this Mortgage.

          (e)  Indemnity. Mortgagee shall not be liable for and Lessee shall
               ---------
immediately pay to Mortgagee when incurred, and shall indemnify, defend and hold Mortgagee harmless from and against, all loss, cost, liability, damage and expense (including, without limitation, reasonable attorney's fees and costs incurred in the investigation, defense and settlement of claims) that Mortgagee may suffer or incur (as holder of the Mortgage, as Mortgagee in possession or as successor in interest to Mortgagor as owner of the Premises by virtue of foreclosure or acceptance of a deed in lieu of foreclosure) as a result of or in connection in any way with any of the Relevant Environmental Laws regarding the Premises (including the assertion that any lien existing pursuant to the Relevant Environmental Laws takes priority over the lien of the Mortgage), any environmental assessment or study from time to time undertaken or requested by Mortgagee or breach of any covenant or undertaking by Mortgagor herein (collectively, "Lessee's Environmental Indemnity"). Notwithstanding the
                --------------------------------
foregoing to the contrary, Lessee's Environmental Indemnity shall not apply to:

                    (i) Claims for indemnity to the extent due to Mortgagee's own gross negligence or willful misconduct.

                    (ii) Claims for indemnity to the extent arising out of any condition, act or event first occurring after Mortgagee acquires the Property by foreclosure or transfer in lieu of foreclosure provided such is not due to the act or omission of Mortgagor and further provided the Mortgagor is no longer in possession of the Property.

                    (iii) Liability of Mortgagee, after acquiring title to the Property, for knowingly and intentionally misrepresenting the condition of the Property to a subsequent purchaser.

          (f)  Applicability to Mortgagee's Successors and Assigns. In
               ---------------------------------------------------
construing the provisions of this Paragraph 49, "Mortgagee" shall be construed
                                  ------------
to mean Mortgagee and its successors and assigns (including, without limitation, Mortgagee's nominee or designee or any party purchasing all or any part of the Premises from Mortgagee or at a foreclosure sale).

          (g)  Survival of Paragraph 49. The provisions of this Paragraph 49
               ------------------------                         ------------
shall survive the foreclosure of this Mortgage and/or the delivery of a deed in lieu of foreclosure.

     50.  No Oral Changes. This Mortgage and its provisions cannot be changed,
          ---------------
waived, discharged or terminated orally but only by an agreement in writing, signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

     51.  Governing Law. This Mortgage and the rights of the parties hereunder
          -------------
shall be governed by the laws of the State of New York without giving effect to conflict of laws principles.

     52.  Construction. This Mortgage shall be construed without regard to any
          ------------
presumption or rule requiring construction against the party causing such instrument or any portion thereof to be drafted.

     53.  Gender. All terms and words used in this Mortgage, regardless of the
          ------
number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require.

     54.  Captions. The paragraph headings in this Mortgage, the index at the
          --------
beginning of this Mortgage and the schedule headings are for convenience of reference only and shall not limit or otherwise affect any of the terms hereof.

     55.  After Acquired Property. All property of every kind which is hereafter
          -----------------------
acquired by Mortgagor which, by the terms hereof, is required or intended to be subjected to the lien of this Mortgage shall, immediately upon the acquisition thereof by Mortgagor, and without any further mortgage, conveyance, assignment or transfer, become subject to the lien of this Mortgage.

     56.  Recording of Mortgage, etc. This Mortgage and all supplements hereto
          ---------------------------
shall be recorded by the Lessee as a mortgage of real property in the appropriate office of the County Clerk of the County of Suffolk (the "Public Records"), or in such other office as may be at the time provided by law as the proper place for the recordation thereof. The security interest of the Mortgagee created by this Mortgage in the property, rights and interests herein described other than real property, shall be perfected by the filing by the Agency in the office of the Secretary of State of the State of New York, and by the filing by the Lessee in the office of the Secretary of the State of Delaware and in the office of such Register, of financing statements which fully comply with the New York State Uniform Commercial Code - Secured Transactions. This Mortgage shall be re-recorded and re-indexed by the Trustee whenever pursuant to the New York State Uniform Commercial Code - Secured Transactions or in the opinion of counsel to the Lessee, or in the opinion of the Bank, such action is necessary to preserve the lien and security interest hereof; and in addition, such financing or continuation statements as in the opinion of such counsel pursuant to the New York State Uniform Commercial Code - Secured Transactions or become necessary to preserve the lien and security interest of this Mortgage shall be filed by the Trustee in said office of the Secretary of State of New York, and in the office of such Register. Any said re-recordings, re-indexings, filings and re-filings shall be prepared by the Lessee and accompanied with any fees or requisite charges. All mortgage recording taxes and filing and recording charges and fees shall be payable by the Lessee.

     57.  Further Assurances. (a) Mortgagor shall execute, acknowledge and
          ------------------
deliver to Mortgagee any documents and instruments which Mortgagee may request from time to time for the better assuring, conveying, assigning, transferring, confirming or perfecting of Mortgagee's security and rights under this Mortgage.

          (b) The Mortgagee agrees that it will promptly correct any defect or error that may be discovered in this Mortgage to which it is a party or in the execution, acknowledgment or recordation thereof.

          (c) The Mortgagor shall from time to time, at Lessee's expense, promptly upon request by the Mortgagee, it also will do, execute, acknowledge, deliver, record, rerecord, file, re-file, register and re-register any and all further acts, financing statements and continuations thereof, notices of assignment, transfers, certificates, assurances and other instruments as the Mortgagee may reasonably require from time to time in order: (i) to carry out more effectively the purposes of this Mortgage, (ii) to subject to the liens and security interests created by any of this Mortgage any of the properties, rights or interests of the Mortgagor covered or now or hereafter intended to be covered by this Mortgage, (iii) to perfect and maintain the validity, effectiveness and priority of this Mortgage and the liens and security interests intended to be created thereby, (iv) to better assure, convey, grant, assign, transfer, preserve, protect and confirm unto the Mortgagee the rights granted or now or hereafter intended to be granted to the Mortgagee under this Mortgage or under any other instrument executed in connection with this Mortgage to which it is or may become a party, and (v) to enable the Mortgagee to exercise and enforce its rights and remedies hereunder and under this Mortgage with respect to any the Property or any portion thereof.

          (d) Mortgagor hereby authorizes the Mortgagee to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Property without the signature of Mortgagor where permitted by law; provided, however, that nothing herein shall be deemed to impose any obligation on the Mortgagee to take any discretionary action. A photographic or other reproduction of this Mortgage or any financing statement covering the Property or any part thereof shall be sufficient as a financing statement where permitted by law.

          (e) Mortgagor shall furnish to the Mortgagee from time to time statements and schedules further identifying and describing the Property and such other reports in connection with the Property as the Mortgagee may reasonably request.

     58.  Certain Definitions. The following terms shall, for all purposes of
          -------------------
this Mortgage, have the respective meanings herein specified unless the context otherwise requires:

          (a)  The "Applicable Rate" shall mean the maximum rate of interest
                    ---------------
provided for in the Loan Agreement.

          (b)  "Person" shall mean an individual, corporation, partnership,
                ------
trust, unincorporated organization or government, or any agency or political subdivision thereof, or any business or other legal entity.

          (c)  "Lease" shall mean the lease described on Schedule C.
                -----                                    ----------

          (d)  "Administration Expenses" shall mean: all fees, cost and expenses
                -----------------------
of the Mortgagee (including without limitation, the reasonable fees and disbursements of counsel and such special counsel as the Mortgagee elects to retain) arising out of, incurred in connection with: (i) the preparation, execution, delivery, modification, administration and/or termination of this Mortgage, any agreement among the Lenders with respect hereto or the enforcement of any provision hereof or thereof, (ii) the sale or other disposition of the Property pursuant to this Mortgage, and (iii) the performance, preservation, protection or defense of the Mortgagee's rights and obligations under this Mortgage or any agreement among the Lenders with respect hereto.

          (e)  "Enforcement Expenses" means all costs and expenses incurred by
                --------------------
the Mortgagee in connection with its enforcement of any rights or remedies under this Mortgage and/or under any of the Security Documents, the collection of any claim hereunder or thereunder or the protection of, or realization upon, the Property after the occurrence of a default, including, without limitation, reasonable attorney's fees, court costs, appraisal and consulting fees, auctioneer's fees, rent, storage, insurance premiums, costs of completing work-in-process or refurbishing the Property, advertising costs, and shipping expenses, whether or not such amounts are allowed as a claim against the Mortgagor in any bankruptcy, reorganization or similar proceeding.

     59.  Limitation on Agency Liability. With respect to the Agency, it is
          ------------------------------
agreed that the Agency, its officers, members, employees, agents and directors shall have no personal liability hereunder, nor in their capacity as officers, members, employees, agents and directors. The Agency has executed this Mortgage to subject its interest in the Property to the lien of this Mortgage; however, the Mortgagee shall have no recourse to the Agency other than to the Property. No provision, covenant or agreement contained in this Mortgage or any obligations herein imposed upon the Agency or the breach thereof, shall constitute or give rise to or impose upon the Agency a pecuniary liability or a charge upon its general credit. In making the agreements, provisions and covenants set forth in this Mortgage, the Agency has not obligated itself except with respect to the Property in which the Agency has an interest. All covenants, stipulations, promises, agreements and obligations of the Agency contained herein shall be deemed to be covenants, stipulations, promises, agreements and obligations of the Agency and not of any member, director, officer, employee or agent of the Agency in his individual capacity, and no recourse shall be had for the payment of the principal of any debt or interest thereon or for any of the Mortgage Obligations or for any claim based thereon or hereunder against any member, director, officer, employee or agent of the Agency or any natural person executing this Mortgage. No covenant herein contained shall be deemed to constitute a debt of the State of New York or of the Town of Babylon and neither the State of New York nor the Town of Babylon shall be liable on any covenant herein contained, nor shall the obligations secured by this Mortgage be payable out of any funds of the Agency other than those pledged therefor.

         Nothing in this Section 59 shall limit the obligation or liability of the Lessee hereunder. Further, all covenants, stipulations, promises, agreements and obligations of the Lessee contained herein shall be deemed to be covenants, stipulations, promises, agreements and obligations of the Lessee and not of any director, officer, employee or agent of the Lessee in his individual capacity, and no recourse shall be had for the payment of the principal of any debt or interest thereon or for any of the Mortgagee Obligations or for any claim based thereon or hereunder against any director, officer, employee or agent of the Lessee or any natural person executing this Mortgage.

         60.    Successors and Assigns.
                ----------------------

                (a) The terms, covenants and provisions of this Mortgage shall apply to and be binding upon Mortgagor and the successors and assigns of Mortgagor and shall inure to the benefit of Mortgagee and the successors and assigns of Mortgagee, but the provisions of this Paragraph shall not be construed to modify the provisions of Paragraph 18. All grants, covenants, terms, provisions, and conditions contained herein shall run with the Land.

                (b) In the event Mortgagor elects to replace the Letter of Credit secured by the Reimbursement Agreement and this Mortgage with a substitute letter of credit from another lender, Mortgagee agrees, upon the written request of Mortgagor and after all sums due and payable hereunder have been paid in full, to assign this Mortgage and the Reimbursement Agreement to such lender pursuant to an agreement reasonably acceptable to Mortgagee in its sole discretion. Lessee will reimburse Mortagee for all fees incurred by Mortgagee relating to such assignment.

         61.    Offsets, Counterclaims and Defenses. Any assignee of this
                -----------------------------------
Mortgage (which assignee is a bona fide purchaser without notice) and the Reimbursement Agreement shall take the same free and clear of all offsets, counterclaims or defenses of any nature whatsoever (except for a defense of payment and any so-called mandatory counterclaims and/or defenses) which Mortgagor may have against any assignor of this Mortgage or the Reimbursement Agreement, and no such offset, counterclaim or defense (except for any so-called mandatory counterclaims and/or defenses) shall be interposed or asserted by Mortgagor in any action or proceeding brought by any such assignee upon this Mortgage or the Reimbursement Agreement and any such right to interpose or assert any such offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by Mortgagor (except for any so-called mandatory counterclaims and/or defenses).

         62.    Additional Taxes or Charges. If any law or ordinance enacted or
                ---------------------------
adopted which imposes a tax, either directly or indirectly, on this Mortgage, the Lessee will pay such tax, with interest and penalties thereon, if any. If at any time the United States of America, any State thereof, or any governmental subdivision of any such State, shall require revenue or other stamps to be affixed to the Reimbursement Agreement or this Mortgage, Lessee will pay for the same, with interest and penalties thereon, if any.

         63.    Conflicts with Security Agreements. In the event that any of the
                ----------------------------------
terms, covenants and provisions of this Mortgage shall conflict with any analogous terms, covenants and provisions of the Security Agreements, the terms, covenants and provisions of this Mortgage shall govern.

         64.    State Law Provisions.
                --------------------

                (a)     Applicability of Section 13 of the Lien Law. It is
                        -------------------------------------------
intended that this Mortgage shall be superior to any laborers', mechanics' or materialmen's liens which may be placed upon the Property subsequent to the recordation hereof. Mortgagor shall, therefore, in compliance with Section 13 of the New York Lien Law, receive the advances secured hereby and shall hold the right to receive such advances as a trust fund to be applied first for the purpose of paying the cost of the acquisition of the Land and shall apply the same first to the payment of the cost of the acquisition of the Land before using any part of the total of the same for any other purpose.

                (b)     Benefit of Section 254 and Section 271 of the Real
                        --------------------------------------------------
Property Law. Nothing herein contained shall be construed as depriving the
------------
Mortgagee of any right or advantage available under Section 254 or Section 271 of the Real Property Law of the State of New York, but all covenants herein differing therefrom shall be construed as conferring additional and not substitute rights and advantages.

                (c)     Non-Residential Property. This Mortgage does not cover
                        ------------------------
real property principally improved by one or more structures containing in the aggregate six (6) or less residential units having their own separate cooking facilities, and the Lessee so represents and warrants.

                (d)     Section 291-f. Mortgagee shall have all of the rights
                        -------------
against lessees of the Property as set forth in Section 291-f of the Real Property Law of New York.

         65.    Loan Agreements. Delivery of Agreements.
                ---------------------------------------

                (a) Lessee has delivered to the Mortgagee a true and complete copy of the Loan and Security Agreement (the "Loan Agreement") between Lessee, as the borrower, and Foothill Capital Corporation as the lender, as is in effect on the date hereof. Lessee agrees that, promptly upon the execution thereof, Lessee will deliver to the Mortgagee a true and complete copy of any and all amendments, modifications or supplements to any of the foregoing.

                (b)     Information as to Lenders. Lessee agrees that it shall
                        -------------------------
deliver, or cause to be delivered, to the Mortgagee from time to time upon the request of the Mortgagee, a list setting forth: (a) the aggregate outstanding principal amount under the Reimbursement Agreement, (b) the names and addresses of all Lenders and the unpaid principal amount and all other unpaid amounts known to Lessee to be owing to each such Lender, and (c) such other information regarding the Lenders and the Obligations or the Loan Agreements as the Mortgagee may reasonably request. Unless otherwise specified herein, the Mortgagee may for all purposes hereunder and under this Mortgage, rely on such information given by the Lessee unless: (i) the Mortgagee shall have actual knowledge of any inaccuracy, or (ii) any Lender shall provide contrary information with respect to such Lender, in which case, unless such Lender and the Lessee can reach an agreement on such issue within a period of 10 days, the Mortgagee shall appoint an independent arbitrator to resolve the dispute (at the expense of the Mortgagor).

                (c)     Compensation and Expenses. Lessee agrees to pay to the
                        -------------------------
Mortgagee, from time to time upon demand, (a) reasonable compensation for the services of the Mortgagee hereunder and under this Mortgage, Security Agreement, Fixture Filing and Assignment of Leases and Rents and administering the Mortgage and (b) all the fees, costs and expenses of the Mortgagee (including, without limitation, the reasonable fees and disbursements of counsel and such special counsel as the Mortgagee elects to retain) (i) arising in connection with the preparation, execution, delivery, modification and termination of this Mortgage or the enforcement of any of the provisions hereof or (ii) incurred or required to be advanced in connection with the administration of this Mortgage, the review of any request for Mortgagee's consent to any matter or thing hereunder, the sale or other disposition of Property or any part thereof pursuant to this Mortgage and the preservation, protection or defense of the Mortgagee's rights under this Mortgage and in and to the Property. As security for such payment, the Mortgagee shall have a prior lien upon the Property and other property and funds held or collected by the Mortgagee under this Mortgage.

                (d) In any suit, proceeding or action brought by the Mortgagee under or with respect to this Mortgage or the Property for any sum owing hereunder, or to enforce any provisions hereof, the Mortgagor will save, indemnify and hold harmless the Mortgagee from and against all expense, loss or damage incurred by Mortgagee.

         IN WITNESS WHEREOF, Mortgagor has hereunto set its hand and seal as of the day and year first above written.

                                   MORTGAGOR:

WITNESS/ATTEST:                    TECHNOLOGY FLAVORS & FRAGRANCES,
                                   INC., a Delaware corporation


_____________________________      By:__________________________________________
Name:                                 Name:  Joseph A. Gemmo
Title:                                Title: Vice President



WITNESS/ATTEST:                    TOWN OF BABYLON INDUSTRIAL
                                   DEVELOPMENT AGENCY

By:__________________________      By:__________________________________________
   Name:                              Name:  Sondra Bachety
   Title:                             Title: Executive Director

                                 ACKNOWLEDGMENT
                                 --------------

STATE OF NEW YORK                   )
                                    )       ss:
COUNTY OF __________________________)

         On the ____ day of January in the year two thousand two, before me, the undersigned, a Notary Public in and for said State, personally appeared Joseph
A. Gemmo, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person on behalf of which the individual acted, executed the instrument.

                                                ________________________________
                                                Notary Public

                                 ACKNOWLEDGMENT
                                 --------------

STATE OF NEW YORK                   )
                                    )       ss:
COUNTY OF __________________________)

         On the ____ day of January in the year two thousand two, before me, the undersigned, a Notary Public in and for said State, personally appeared Sondra Bachety, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person on behalf of which the individual acted, executed the instrument.

                                                ________________________________
                                                Notary Public

                                   SCHEDULE A
                                   ----------

                             Description of the Land
                             -----------------------

                                   SCHEDULE A

                                   SCHEDULE B
                                   ----------

                             Permitted Encumbrances
                             ----------------------

         1.     Taxes which are a lien but are not yet due and payable.

         2. State of facts shown on the survey of the Premises prepared by Peter J. Brabazon, dated December 10, 2001.

         3. Any encumbrances set forth in the title insurance policy on the date hereof issued by Madison Park Title Agency LLC pursuant to Commitment Number MP-10318-S.

                                   SCHEDULE B

                                   SCHEDULE C
                                   ----------

                                     Leases
                                     ------

         1. Lease dated as of January 1, 2002 between Town of Babylon Industrial Development Agency, as lessor, and Technology Flavors & Fragrances, Inc., as lessee.

                                   SCHEDULE C

                                   APPENDIX A
                                   ----------

         "Act" shall have the meaning assigned to that term in the Indenture.

         "Agency's Reserved Rights" shall have the meaning assigned to that term in the Indenture.

         "Bond Resolution" shall mean the resolution of the Agency adopted on August 14, 2001.

         "Bonds" shall mean the Agency's $2,200,000 Industrial Development Revenue Bonds, Series 2001 (Technology Flavors & Fragrances, Inc. Project) authorized, issued, executed, authenticated and delivered under the Indenture.

         "Holders" shall have the meaning assigned to that term in the Indenture.

         "Indenture" shall mean the Indenture of Trust of even date herewith between the Agency and the Trustee, and includes any and all amendments thereof and supplements thereto.

         "Mortgage" shall mean this Mortgage, Security Agreement, Fixture Filing and Assignment of Rents and Leases from the Mortgagors to the Mortgagee, and includes any and all amendments hereof and supplements hereto.

         "Opinion of Counsel" shall have the meaning assigned to that term in the Indenture.

         "Redemption Price" shall have the meaning assigned to that term in the Indenture.

         "Security Documents" shall have the meaning assigned to that term in the Indenture.

                                   APPENDIX A

                                   APPENDIX B
                                   ----------

                                Letter of Credit
                                ----------------
                               (follows this page)

                                   APPENDIX B